UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

TENAX THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Notice of June 9, 2023 Annual Meeting and 2023 Proxy Statement

TENAX THERAPEUTICS, INC.

101 Glen Lennox Drive, Suite 300

Chapel Hill, North Carolina 27517

(919) 855-2100

Notice of Annual Meeting of Stockholders

To Be Held on June 9, 2023

Dear Stockholder:

Notice is hereby given that the Annual Meeting of the Stockholders (the “Annual Meeting”) of Tenax Therapeutics, Inc. (the “Company”) will be held on June 9, 2023, at 9:00 a.m. Eastern Time at 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina.

The purpose of the Annual Meeting is to propose and act upon the following matters:

1.	To elect the directors named in the Proxy Statement for a one-year term expiring in 2024 or until their successors have been elected and qualified;

2.

To approve an amendment to our certificate of incorporation, as amended, to effect a reverse stock split of the Company’s common stock, the decision whether to implement which split, its implementation and timing, being subject to the discretion of the Board of Directors;

3.	To approve Amendment No. 1 to our 2022 Stock Incentive Plan to increase the number of shares authorized for issuance under the plan by 2,750,000 shares;

4.	To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

5.

To approve the adjournment of the Annual Meeting, if necessary, to permit further solicitation and vote of proxies, if there are not sufficient votes at the time of the Annual Meeting or any adjournment or postponement thereof to approve one or more of the proposals presented at the Annual Meeting; and

6.	To consider and take action upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

These matters are more fully described in the Proxy Statement accompanying this Notice. If you were a stockholder of record of Company common stock as of the close of business on April 13, 2023, you are entitled to receive this Notice and vote at the Annual Meeting and any adjournments or postponements thereof, provided that our Board of Directors may fix a new record date for an adjourned meeting. Our stock transfer books will not be closed. A list of the stockholders entitled to vote at the Annual Meeting may be examined at our principal executive offices in Chapel Hill, North Carolina during ordinary business hours for the 10-day period preceding the Annual Meeting for any purposes related to the meeting.

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We are pleased to take advantage of the SEC rules that allow us to furnish these proxy materials (including an electronic Proxy Card for the meeting) and our 2022 Annual Report to Stockholders to stockholders via the Internet. On or about April 28, 2023, we mailed to our stockholders of record a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and 2022 Annual Report to Stockholders and how to vote. We believe that posting these materials on the Internet enables us to provide stockholders with the information they need to vote more quickly, while lowering the cost and reducing the environmental impact of printing and delivering annual meeting materials.

You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend, our Board of Directors respectfully requests that you vote your stock in the manner described in the Proxy Statement. You may revoke your proxy in the manner described in the Proxy Statement at any time before it has been voted at the Annual Meeting.

Your vote is important, and we appreciate your cooperation in considering and acting on the matters presented.

If you have any questions, or require any assistance
with voting your shares, please contact:

Morrow Sodali LLC
333 Ludlow Street 5th Floor, South Tower Stamford, CT 06902

Telephone for Banks and Brokers: 203-658-9400
Stockholders may call toll-free: 800-607-0088
Email: Tenx.info@investor.morrowsodali.com

April 28, 2023	By order of the Board of Directors,

/s/ Gerald T. Proehl
Gerald T. Proehl
Chairman of the Board of Directors

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TENAX THERAPEUTICS, INC.

Proxy Statement

for the

Annual Meeting of Stockholders

To Be Held June 9, 2023

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TENAX THERAPEUTICS, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 9, 2023

Information Concerning Solicitation and Voting

The Notice of Annual Meeting of Stockholders, Proxy Statement, Form of Proxy, and 2022 Annual Report to

Stockholders are available at https://investors.tenaxthera.com/ and at www.proxyvote.com.

This Proxy Statement is furnished to the holders of our common stock in connection with the solicitation of proxies on behalf of our Board of Directors for use at the Annual Meeting to be held on June 9, 2023 at 9:00 a.m. Eastern Time at 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina, or for use at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on April 13, 2023 (the “Record Date”) are entitled to notice of and to vote at the meeting.

In accordance with the rules of the SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials, including the Notice, this Proxy Statement, our 2022 Annual Report to Stockholders, including financial statements, and a Proxy Card for the Annual Meeting, by providing access to them on the Internet to save printing costs and reduce impact on the environment. These materials were first available on the Internet on April 28, 2023. We mailed a Notice of Internet Availability of Proxy Materials on or about April 28, 2023 to our stockholders of record and beneficial owners as of the close of business on the Record Date. The Proxy Statement and the Notice of Internet Availability of Proxy Materials contain instructions for accessing and reviewing our proxy materials on the Internet and for voting by proxy over the Internet. You will need to obtain your own Internet access if you choose to access the proxy materials and/or vote over the Internet. If you prefer to receive printed copies of our proxy materials, the Notice of Internet Availability of Proxy Materials contains instructions on how to request the materials by mail. You will not receive printed copies of the proxy materials unless you request them. If you elect to receive the materials by mail, you may also vote by proxy on the Proxy Card or Voter Instruction Card that you will receive in response to your request.

Each holder of our common stock is entitled to one vote for each share held as of the Record Date with respect to all matters that may be considered at the Annual Meeting. Stockholder votes will be tabulated by persons appointed by our Board of Directors to act as inspectors of election for the Annual Meeting.

We have engaged Morrow Sodali LLC (“Morrow Sodali”), a professional proxy solicitation firm, at an approximate base cost of $12,500 (plus variable amounts for additional proxy solicitation services and related expenses), to solicit proxies on behalf of the Company. Morrow Sodali may solicit the return of proxies, either by mail, telephone, email or through personal contact. The cost of solicitation will be borne by us, including the fees and certain expenses of Morrow Sodali. Our directors and employees may also solicit proxies in person, by telephone, fax, electronic transmission or other means of communication. We will not pay these directors and employees any additional compensation for these services. We will ask banks, brokerage firms, and other institutions, nominees, and fiduciaries to forward these proxy materials to their principal, and to obtain authority to execute proxies, and will reimburse them for their expenses.

All references in this Proxy Statement to “Tenax,” “Tenax Therapeutics,” “we,” “our” and “us” mean Tenax Therapeutics, Inc.

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QUESTIONS AND ANSWERS ABOUT THE 2023 ANNUAL MEETING

Will the Annual Meeting be conducted in person?

We currently intend to hold the Annual Meeting in person at 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina. However, if it becomes necessary to change the date, time, location, and/or format of the Annual Meeting, in lieu of mailing additional soliciting materials or amending this Proxy Statement, we will announce the decision in advance by issuing a press release, filing the announcement with the SEC and taking other reasonable steps to notify other parties involved in the proxy process of the change(s). Any such press release and filing with the SEC will also be available on our website at investors.tenaxthera.com/news.

We recommend that you monitor our press releases or filings with the SEC in the event that circumstances require us to change the date, time, location or format of the Annual Meeting, particularly if you plan to attend the Annual Meeting in person. We encourage all stockholders to vote their shares prior to the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance using one of the methods described below under “How may I vote my shares at the Annual Meeting?” to ensure that your vote will be counted in the event that you later decide not to attend the Annual Meeting.

Who may vote at the Annual Meeting?

Our Board of Directors set April 13, 2023 as the Record Date for the Annual Meeting. If you owned shares of our common stock at the close of business on April 13, 2023, you may attend and vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. Cumulative voting is not permitted in the election of directors or on any other matter.

As of the close of business on April 13, 2023, there were [●] shares of our common stock outstanding and entitled to vote at the Annual Meeting.

A list of the stockholders entitled to vote at the Annual Meeting may be examined at our principal executive offices in Chapel Hill, North Carolina during ordinary business hours for the ten-day period preceding the meeting for any purposes related to the meeting. The stockholder list will also be available to stockholders during the meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name as the stockholder of record. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Issuer Direct Corporation, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. You will need to present a form of personal photo identification in order to be admitted to the Annual Meeting.

Beneficial Owner. If you hold your shares in an account with a broker, bank or other nominee, rather than of record directly in your own name, then the broker, bank or other nominee is considered the record holder of that stock. You are considered the beneficial owner of that stock, and your stock is held in “street name.” This Proxy Statement has been forwarded to you by your broker, bank or other nominee. As the beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote your shares, and you are also invited to attend the Annual Meeting.

Your broker, bank or other nominee has enclosed a Voter Instruction Card for you to use in directing your broker, bank or other nominee as to how to vote your shares. In most cases, you will be able to do this by mail, via the Internet or by telephone. Alternatively, you may obtain a “legal proxy” from your broker, bank or other nominee and follow the instructions described below. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. We urge you to instruct your broker, bank or other nominee by following the instructions on the enclosed Voter Instruction Card, to vote your shares in line with our Board of Directors’ recommendations on the Voter Instruction Card.

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What is the quorum requirement for the Annual Meeting?

A majority of our outstanding shares of capital stock entitled to vote as of the Record Date must be present at the Annual Meeting in order for us to hold the meeting and conduct business. This is called a quorum. Your shares will be counted as present at the Annual Meeting if you:

•	Are present and entitled to vote in person at the Annual Meeting;

•	Properly submitted a proxy card or Voter Instruction Card; or

•	Do not provide your broker with instructions on how to vote, but the broker submits your proxy nonetheless (a broker non-vote).

Abstentions, withhold votes and, provided there is at least one matter considered routine at the Annual Meeting, broker non-votes (if any) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes occur when a person holding shares in street name, such as through a brokerage firm, does not provide instructions as to how to vote those shares, but the broker submits that person’s proxy nonetheless. If you are present in person or by proxy at the Annual Meeting but withhold your vote or abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote.

What proposals will be voted on at the Annual Meeting?

The five proposals to be voted on at the Annual Meeting are as follows:

1.	To elect the directors named in the Proxy Statement for a one-year term expiring in 2024 or until their successors have been elected and qualified;

2.

To approve an amendment to our certificate of incorporation, as amended, to effect a reverse stock split of the Company’s common stock, the decision whether to implement which split, its implementation and timing, being subject to the discretion of the Board of Directors (the “Reverse Stock Split Proposal”);

3.	To approve Amendment No. 1 to our 2022 Stock Incentive Plan to increase the number of shares authorized for issuance under the plan by 2,750,000 shares (the “Plan Amendment Proposal);

4.	To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

5.

To approve the adjournment of the Annual Meeting, if necessary, to permit further solicitation and vote of proxies, if there are not sufficient votes at the time of the Annual Meeting or any adjournment or postponement thereof to approve one or more of the proposals presented at the Annual Meeting (the “Adjournment Proposal”).

We will also consider any other business that properly comes before the Annual Meeting. As of the Record Date, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the proxy named in the Proxy Card or Voter Instruction Card will vote the shares it represents using its best judgment.

What is a broker non-vote, and will there be any broker non-votes at the Annual Meeting?

Broker non-votes occur when brokers do not have discretionary voting authority to vote certain shares held in “street name” on particular non-routine proposals and the beneficial owner of those shares has not instructed the broker to vote on those proposals. Broker non-votes are not counted in the tabulations of the votes present at the Annual Meeting and entitled to vote on any of the non-routine proposals to be voted on at the Annual Meeting, and therefore will have no effect on the outcome of Proposal 1, the election of directors, or Proposal 3, the Plan Amendment Proposal.

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Proposal 2, the Reverse Stock Split Proposal, and Proposal 4, the ratification of the appointment of a registered public accounting firm and Proposal 5, the approval of the Adjournment Proposal are each considered a routine proposal, and brokers have discretion to vote on such matters even if no instructions are received from the “street name” holder. As such, we do not expect any broker non-votes for Proposal 2, Proposal 4, or Proposal 5.

What vote is required to approve each proposal?

Votes will be counted by the inspector of elections appointed for the Annual Meeting, who will separately count votes “For” and “Against,” abstentions or withheld votes, and, if applicable, broker non-votes. The following table describes the voting requirements for each proposal, including the vote required to approve each proposal and the effect that abstentions or broker non-votes will have on the outcome of each proposal:

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes

1	Election of directors	Nominee receiving the most “For” votes (plurality voting)	Withheld votes will have no effect	None

2	Approval of the Reverse Stock Split Proposal	“For” votes from the holders of a majority of the shares outstanding and entitled to vote at the meeting	Will have the same effect as a vote against the proposal	No broker non-votes are expected

3	Approval of the Plan Amendment Proposal	“For” votes from the holders of a majority of the shares present or represented by proxy and entitled to vote at the meeting	Will have the same effect as a vote against the proposal	None

4	Ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023	“For” votes from the holders of a majority of the shares present or represented by proxy and entitled to vote at the meeting	Will have the same effect as a vote against the proposal	No broker non-votes are expected

5	Approval the Adjournment Proposal	“For” votes from the holders of a majority of the shares present or represented by proxy and entitled to vote at the meeting	Will have the same effect as a vote against the proposal	No broker non-votes are expected

Can I access these proxy materials on the Internet?

Yes. The Notice of Annual Meeting, Proxy Statement, and 2022 Annual Report to Stockholders are available for viewing, printing, and downloading at www.proxyvote.com. Our Annual Report on Form 10-K for the year ended December 31, 2022 is also available under the Investor Relations - SEC Filings section of our website at www.tenaxthera.com and through the SEC website at http://www.sec.gov. All materials will remain posted on www.proxyvote.com at least until the conclusion of the Annual Meeting.

How may I vote my shares at the Annual Meeting?

If your common stock is held by a broker, bank or nominee, they should send you instructions that you must follow in order to have your shares voted.

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If you hold shares in your own name, you may vote by proxy in any one of the following ways:

•	Proxy Vote by Internet. You may use the Internet to transmit your voting instructions by going to the website www.proxyvote.com and following the voting instructions on that website;

•	Proxy Vote by Phone. You may use any touch-tone telephone to transmit your voting instructions by calling the toll-free number 1-800-690-6903 and following the recorded instructions;

•

By Mail. By requesting that printed copies of the proxy materials be mailed to you pursuant to the instructions provided in the Notice of Internet Availability and completing, dating, signing, and returning the Proxy Card that you receive in response to your request; or

•

In Person at the Annual Meeting. All stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. You are encouraged to vote via the Internet, by telephone or by mail, regardless of whether you plan to attend the Annual Meeting in person.

The Internet and telephone voting procedures are designed to authenticate stockholders’ identities by use of a control number to allow stockholders to vote their shares and to confirm that stockholders’ instructions have been properly recorded. Voting via the Internet or telephone must be completed by 11:59 PM ET on June 8, 2023. If you submit or return a Proxy Card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors, as permitted by law.

If you have any questions or need assistance voting, please contact Morrow Sodali, our proxy solicitor assisting us in connection with the Annual Meeting. Stockholders may call toll free at 800-607-0088 or email at Tenx.info@investor.morrowsodali.com. Brokers and banks may call 203-658-9400.

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. That other person is called a “proxy”. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Our Board of Directors has designated Christopher Giordano and Eliot Lurier as the Company’s proxies for the Annual Meeting.

How can I change my vote after submitting it?

If you are a stockholder of record, you can revoke your proxy before your shares are voted at the Annual Meeting by:

•

Filing a written notice of revocation bearing a later date than the proxy with our Corporate Secretary at 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina 27517 at or before the taking of the vote at the Annual Meeting;

•

Duly executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary at 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina 27517 at or before the taking of the vote at the Annual Meeting;

•	Attending the Annual Meeting and voting at the meeting (although attendance at the meeting will not in and of itself constitute a revocation of a proxy); or

•	If you voted by telephone or via the Internet, voting again by the same means prior to 11:59 PM ET on June 8, 2023.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank, or other nominee. You may also vote at the Annual Meeting by following the instructions provided by your bank, broker or other nominee to participate in the Annual Meeting.

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What does it mean if I receive more than one proxy card or Voter Instruction Card?

It means that you have multiple accounts at the transfer agent or with banks, brokers or other nominees. Please complete and return all proxy cards or Voter Instruction Cards to ensure that all of your shares are voted. For joint accounts, each owner should sign the proxy card. When signing as an executor, administrator, attorney, trustee, guardian or other representative, please print your full name and title on the proxy card.

Who can help answer my questions about the Annual Meeting or about how to submit or revoke my proxy?

If you have any questions, or require any assistance please contact:

Morrow Sodali LLC
333 Ludlow Street 5th Floor, South Tower Stamford, CT 06902

Telephone for Banks and Brokers: 203-658-9400
Stockholders may call toll-free: 800-607-0088
Email: Tenx.info@investor.morrowsodali.com

Who will pay the costs of soliciting these proxies, and how are they being solicited?

We have engaged Morrow Sodali, a professional proxy solicitation firm, at an approximate base cost of $12,500 (plus variable amounts for additional proxy solicitation services and related expenses), to solicit proxies on behalf of the Company. Morrow Sodali may solicit the return of proxies, either by mail, telephone, email or through personal contact. The cost of solicitation will be borne by us, including the fees and certain expenses of Morrow Sodali. Our directors and employees may also solicit proxies in person, by telephone, fax, electronic transmission or other means of communication. We will not pay these directors and employees any additional compensation for these services. We will ask banks, brokerage firms, and other institutions, nominees, and fiduciaries to forward these proxy materials to their principal, and to obtain authority to execute proxies, and will reimburse them for their expenses.

If you choose to access the proxy materials and/or submit a proxy to vote on the Internet or telephonically, you are responsible for access charges you may incur.

Where can I find the voting results of the Annual Meeting?

We plan to announce the preliminary voting results at the Annual Meeting. We will publish the results in a Form 8-K filed with the SEC within four business days after the Annual Meeting.

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PROPOSAL 1:

ELECTION OF DIRECTORS

Nominees for Election as Directors

Our Board of Directors currently consists of seven members, each of whom serve for a one-year term or until a successor has been elected and qualified.

If you are a stockholder of record, unless you mark your proxy card to withhold authority to vote, the proxy holder will vote the proxies received by it for the director nominees named below, each of whom is currently a director and each of whom has consented to be named in this Proxy Statement and to serve if elected. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, your proxy will be voted for any nominee designated by our Board of Directors to fill the vacancy. We do not expect that any of the nominees will be unable or will decline to serve as a director. If you are a beneficial owner of shares held in street name and you do not provide your broker with voting instructions, your broker may not vote your shares on the election of directors. Therefore, it is important that you vote.

The name of and certain information regarding each director nominee as of April 13, 2023 is set forth below. This information is based on data furnished to us by the directors. There is no family relationship between any director, executive officer, or person nominated to become a director or executive officer. The business address for each nominee for matters regarding our Company is 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina 27517.

Name	Age	Position with Tenax Therapeutics, Inc.	Director Since
June Almenoff, MD, PhD	66	Director	February 2021
Michael Davidson, MD	66	Director	February 2021
Declan Doogan, MD	71	Director	February 2021
Christopher T. Giordano	49	President and Chief Executive Officer and Director	July 2021
Robyn M. Hunter	61	Director	January 2022
Gerald T. Proehl	64	Chair	April 2014
Stuart Rich, MD	73	Chief Medical Officer and Director	February 2021

June Almenoff, MD, PhD has served as a director since February 2021. Dr. Almenoff is currently the Chief Medical Officer at RedHill Biopharma Inc. (NASDAQ: RDHL), a specialty biopharmaceutical company, primarily focused on gastrointestinal and infectious diseases, where she serves on the commercial executive team. From March 2010 to October 2014, Dr. Almenoff served as President and Chief Medical Officer and a member of the board of directors of Furiex Pharmaceuticals, Inc. (previously NASDAQ: FURX) (“Furiex”), a drug development collaboration company that was acquired by Actavis plc (now AbbVie, Inc.) for $1.2 billion in July 2014. Prior to joining Furiex, Dr. Almenoff was at GlaxoSmithKline plc (NYSE: GSK) for twelve years, where she held various positions of increasing responsibility, most recently Vice President in the Clinical Safety organization. Dr. Almenoff is on the investment advisory board of the Harrington Discovery Institute, a private venture philanthropy. She serves on the board of directors of Brainstorm Therapeutics, Inc. (NASDAQ: BCLI) and Avalo Therapeutics, Inc. (NASDAQ: AVTX) and is a director-advisor of inSoma Bio, Inc. She previously served as a member of the board of directors of Tigenix NV (formerly NASDAQ: TIG), OHR Pharmaceutical Inc. (formerly NASDAQ: OHRP), Kurome Therapeutics, Inc., and as executive chair of the board of directors of RDD Pharma, Ltd. (now 9 Meters Biopharma, Inc.). Dr. Almenoff received her B.A. cum laude from Smith College and graduated with AOA honors from the M.D.-Ph.D. program at the Icahn (Mt. Sinai) School of Medicine. She completed post-graduate medical training at Stanford University Medical Center and served on the faculty of Duke University School of Medicine. She is an adjunct Professor at Duke, a Fellow of the American College of Physicians and has authored over 60 publications.

Our Board of Directors believes that Dr. Almenoff’s close to 25 years of leadership experience as a biopharma executive, her expertise in research and development, as well as her experience with public and private biotech boards, venture philanthropy investment, and product commercialization qualify her to serve on our Board.

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Michael Davidson, MD has served as a director since February 2021. Since August 2020, Dr. Davidson has served as the Chief Executive Officer of New Amsterdam Pharma B.V., a clinical stage company focused on the treatment of cardio-metabolic diseases. Since April 2007, Dr. Davidson has also served as Clinical Professor and Director of the Lipid Clinic at the University of Chicago Pritzker School of Medicine. From January 2016 to July 2020, Dr. Davidson was the Founder and Chief Scientific Officer and a director of Corvidia Therapeutics, a company focused on the development of transformational therapies for cardio-renal diseases, which was acquired by Novo-Nordisk for up to $2.1 billion in June 2020. Prior to that, from November 2009 to January 2016, Dr. Davidson was the co-founding Chief Medical Officer of Omthera Pharmaceuticals, Inc., a specialty pharmaceuticals company focusing its efforts on the clinical development of new therapies for dyslipidemia, which was acquired by AstraZeneca plc in 2013 for $443 million. Earlier in his career, he founded the Chicago Center for Clinical Research, which became the largest investigator site in the United States and was acquired by PPD, Inc. in 1996. He currently serves as a member of the board of directors of Caladrius Biosciences, Inc. (NASDAQ: CLBS), Silence Therapeutics PLC (NASDAQ: SLN), Sonogene LLC, Jocasta Neuroscience, Inc. and Trofi Nutritionals, Inc. His research background encompasses both pharmaceutical and nutritional clinical trials including extensive research on statins, novel lipid-lowering drugs, and omega-3 fatty acids. Dr. Davidson is board-certified in internal medicine, cardiology, and clinical lipidology and served as President of the National Lipid Association from 2010 to 2011. He received his B.A./M.S. from Northwestern University and M.D. from The Ohio State University School of Medicine.

Our Board of Directors believes that Dr. Davidson’s medical background and extensive experience in clinical development, as well as his extensive experience as an executive of several biotechnology companies, qualify him to serve on our Board.

Declan Doogan, MD has served as a director since February 2021. Since November 2019, Dr. Doogan has served as co-founder and Chief Medical Officer of Juvenescence Ltd., a life sciences company developing therapies to modify aging and increase healthy human lifespan. From June 2013 to May 2019, Dr. Doogan served as Chief Executive Officer of Portage Biotech, Inc. (NASDAQ: PRTG), a clinical-stage immuno-oncology company, where he currently remains a director. From 2007 to 2012, Dr. Doogan held various executive roles at Amarin Corporation (NASDAQ:  AMRN), a pharmaceutical company focused on cardiovascular disease management, including Head of Research and Development, Interim Chief Executive Officer, and Chief Medical Officer. Prior to that, from 1982 to 2007, he held a number of executive positions in the U.S., the U.K. and Japan at Pfizer, Inc. (NYSE: PFE), a multinational pharmaceutical and biotechnology corporation, and was most recently the Senior Vice President and Head of Worldwide Development. Beyond his executive career, Dr. Doogan is an investor in emerging biotechnology companies, and is a partner at Mediqventures Ltd., a biotech merchant bank and investment firm. In addition to Portage Biotech, Inc., Dr. Doogan currently serves as a member of the board of directors of Apterna Ltd. and Causeway Therapeutics Ltd. Dr. Doogan previously served as chairman of the board of directors of Biohaven Pharmaceuticals (NYSE: BHVN) and a member of the boards of directors of Intensity Therapeutics, Inc. (NASDAQ: INTS), Sosei Group Corporation (TSE: 4565), Kleo Pharmaceuticals, Inc. and Celleron Therapeutics Ltd. Dr. Doogan has also held professorships at Harvard School of Public Health, Glasgow University Medical School and Kitasato University (Tokyo). He received his medical degree from Glasgow University. He is a Fellow of the Royal College of Physicians and the Faculty Pharmaceutical Medicine and holds a Doctorate of Science at the University of Kent in the UK.

Our Board of Directors believes that Dr. Doogan’s 30 years of experience in the global pharmaceutical industry in both major pharmaceutical and biotechnology companies, in addition to his medical background, experience in clinical development and extensive board experience on both public and privately held life sciences companies, qualify him to serve on our Board.

Christopher T. Giordano joined the Company as our Chief Executive Officer and a member of our Board of Directors in July 2021 and became President and Chief Executive Officer in October 2021. From March 2018 to July 2021, he served as President of IQVIA Biotech LLC and IQVIA MedTech Inc., a provider of integrated clinical and commercial solutions to medical device and small biotech companies, where he led an executive team that managed a clinical trial portfolio that grew from 250 to 400 active projects during his three years of leadership. Prior to that role, from August 2008 to March 2018, Mr. Giordano held roles of increasing responsibility at Quintiles Transnational Holdings Inc., a provider of pharmaceutical outsourcing services (acquired by IMS Health Holdings, Inc. in October 2016 to become IQVIA Holdings Inc.), and was most recently Global Vice President of the cardiovascular, renal, and metabolic group. From January 2001 to July 2008, Mr. Giordano served in various sales and operational roles at PPD, Inc., a global clinical research organization. Mr. Giordano holds a B.A. (summa cum laude) in English from the University of San Diego and a M.A. in English from the University of North Carolina at Chapel Hill.

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Our Board of Directors believes that Mr. Giordano’s 20 years of experience in the clinical research industry and extensive experience with bringing pharmaceutical products to market qualify him to serve on our Board.

Robyn M. Hunter has served as a director since January 2022. Since August 2022, she has served as global Chief Financial Officer of Sotio Biotech Inc., a clinical stage immuno-oncology company. Previously, she served as the Chief Financial Officer of Fortress Biotech, Inc. (NASDAQ: FBIO) ("Fortress Biotech") from June 2017 to August 2022, and from August 2011 to June 2017, she served as the Vice President and Corporate Controller of Fortress Biotech. From January 2006 to May 2011, Ms. Hunter served as Senior Vice President and Chief Financial Officer of Schochet Associates, Inc. From August 2004 to January 2006, Ms. Hunter served as the Corporate Controller for Indevus Pharmaceuticals, Inc. From 1990 to 2004, Ms. Hunter held several positions from Accounting Manager to Vice President and Treasurer of The Stackpole Corporation. Ms. Hunter holds a B.A. in Economics from Union College in Schenectady, New York.

Our Board of Directors believes that Ms. Hunter’s general business experience and finance expertise and practice in the pharmaceutical industry, developed through her leadership at other companies, qualifies her to serve on our Board.

Gerald T. Proehl has served as a director since April 2014. Since June 2015, Mr. Proehl has served as Founder, President, Chief Executive Officer and Chair of the board of directors of Dermata Therapeutics, Inc., a biotechnology company (NASDAQ: DRMA). In January 1999, Mr. Proehl co-founded Santarus, Inc., a specialty biopharmaceutical company, and through January 2014, until its sale to Salix Pharmaceuticals, Ltd. for $2.6 billion, he held various leadership roles, including as President, Chief Executive Officer and a director. Prior to joining Santarus, Mr. Proehl was with Hoechst Marion Roussel (HMR) for 14 years where he served in various capacities, including Vice President of Global Marketing. During his career at HMR he worked across numerous therapeutic areas, including central nervous system, cardiovascular, and gastrointestinal. In addition to Dermata Therapeutics, Mr. Proehl serves on the board of directors of Kinetek Sports, Inc. Mr. Proehl previously served on the boards of Sophiris Bio Inc. (formerly OTCQB: SPHS), Ritter Pharmaceuticals, Inc. (formerly NASDAQ: RTTR), and Auspex Pharmaceuticals, Inc. (formerly NASDAQ: ASPX). Mr. Proehl holds a B.S. in education from the State University of New York at Cortland, an M.A. in exercise physiology from Wake Forest University and an M.B.A. from Rockhurst University.

Our Board of Directors believes that Mr. Proehl’s general business and commercial experience in the pharmaceutical industry, as well as his strong background in business operations developed through his leadership at other companies, qualify him to serve on our Board.

Stuart Rich, MD has served as our Chief Medical Officer since January 2021 and a director since February 2021. Dr. Rich joined the Company from PHPrecisionMed Inc. (PHPM), where he was a co-founder and held the positions of Chief Executive Officer and Director from October 2018 until PHPM’s merger with the Company in January 2021. Beginning July 2015, Dr. Rich has served as Professor of Medicine (and since 2021, Professor Emeritus) at Northwestern University Feinberg School of Medicine. He was co-founder and a Trustee of the Pulmonary Vascular Research Institute from 2006 until 2023, a U.K. based charity. From July 2015 until January 2021 he also served as the Director of the Pulmonary Vascular Disease Program at the Bluhm Cardiovascular Institute of Northwestern University, and since January 2006 he has served as a Director of the Cardiovascular Medical and Research Foundation, a U.S. based charity. He was a standing member of the Cardiovascular and Renal Advisory Committee of the U.S. Food and Drug Administration from 2002 through 2013. Prior to Northwestern University, Dr. Rich was Professor of Medicine at the Section of Cardiology of the University of Chicago Pritzker School of Medicine from September 2004 to July 2015. Dr. Rich also served as the Chief Medical Officer (part-time) of United Therapeutics from October 2003 until December 2004. He was Professor of Medicine at the Rush Heart Institute of the Rush University School of Medicine from July 1996 to September 2004 and Professor of Medicine and Chief of the Section of Cardiology at the University of Illinois College of Medicine in Chicago from July 1980 to July 1996. Dr. Rich received his B.S. in Biology at the University of Illinois and his M.D. at Loyola University Stritch School of Medicine, and he completed his residency in medicine at the Washington University of St. Louis and his fellowship in cardiology at the University of Chicago.

Our Board of Directors believes that Dr. Rich’s extensive medical background in the field of pulmonary hypertension and experience as a consultant and standing member of the Cardiovascular and Renal Advisory Committee of the U.S. Food and Drug Administration qualify him to serve on our Board.

Required Vote

Provided there is a quorum for the Annual Meeting, the director nominees receiving the highest number of affirmative votes of our common stock present or represented and entitled to be voted for them will be elected as directors. Votes withheld will have no legal effect on the election of directors. Under applicable exchange rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters without specific instructions from the customer. As such, broker non-votes will have no effect on the outcome of this Proposal 1.

Our Board of Directors unanimously recommends that stockholders vote

FOR all the director nominees listed above.

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PROPOSAL 2:

APPROVAL OF REVERSE STOCK SPLIT

The Board of Directors deems it advisable and in the best interest of the Company that the Board be granted the discretionary authority to amend the Company’s certificate of incorporation, as amended (the “Charter”), to affect a reverse stock split of the Company’s issued and outstanding common stock as described below (the “Reverse Stock Split Amendment”). The form of Reverse Stock Split Amendment to be filed with the Delaware Secretary of State is set forth in Annex A.

Approval of the proposal would permit (but not require) our Board of Directors to affect a reverse stock split of our issued and outstanding common stock by a ratio of not less than one-for-three (1:3) and not more than one-for-forty (1:40) (a “Reverse Stock Split”), with the exact ratio to be set at a number within this range as determined by our Board in its sole discretion, provided that the Company effects a Reverse Stock Split no later than one year following the approval of this proposal by stockholders. We believe that enabling our Board to set the ratio within the stated range will provide us with the flexibility to implement a Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining a ratio, if a stock split is implemented by our Board, it may consider a variety of factors.

Our Board of Directors reserves the right to elect to abandon a Reverse Stock Split, including the proposed reverse stock split ratio, if it determines, in its sole discretion, that a Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Depending on the ratio for a Reverse Stock Split determined by our Board of Directors, no less than three (3) and no more than forty (40) shares of outstanding common stock, as determined by our Board, will be combined into one share of common stock. Holders of fractional shares will be entitled to receive, in lieu of any fractional share, the number of shares rounded up to the next whole number.

Reasons for a Reverse Stock Split; Potential Consequences of a Reverse Stock Split

The Company’s primary reasons for approving and recommending a Reverse Stock Split are to increase the per-share price and bid price of our common stock to help the Company regain compliance with the continued listing requirements of Nasdaq Listing Rules.

Previously, on February 17, 2022, we received written notice (the “Prior Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”) that for the previous 30 consecutive business days the bid price for the Company’s common stock had closed below the minimum $1.00 per share requirement for continued inclusion on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). Pursuant to the Prior Notice, we had until August 16, 2022 to regain compliance with the Bid Price Rule, which was subsequently extended to February 13, 2023 as a result of the Company’s application for an extension of the compliance period with Nasdaq. On January 3, 2023, we amended our Charter to effect a one-for-twenty (1-for-20) reverse stock split (the “Prior Reverse Stock Split”) of our common stock. The Prior Reverse Stock Split was effective on January 4, 2023 and had been approved by our stockholders on June 10, 2022. Following the Prior Reverse Stock Split, on January 20, 2023, we received written notice from Nasdaq that we had regained compliance with the Bid Price Rule under the Prior Notice.

However, more recently, our common stock has traded below $1.00 and on March 29, 2023, we received a subsequent letter from Nasdaq notifying the Company that we were no longer in compliance with the Bid Price Rule. The Nasdaq letter had no immediate effect on the listing of the Company’s common stock on the Nasdaq Capital Market. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has a compliance period of 180 calendar days, or until September 25, 2023, to regain compliance with the Bid Price Rule. If at any time before September 25, 2023, the bid price of the Company's common stock closes at $1.00 per share or more for a minimum of ten consecutive business days, Nasdaq will provide the Company with a written confirmation of compliance with the Bid Price Rule.

Reducing the number of outstanding shares of common stock should, absent other factors, generally increase the per share market price of our common stock. Although the intent of a Reverse Stock Split is to increase the price of our common stock, there can be no assurance that, even if a Reverse Stock Split is affected, the bid price of the Company’s common stock will be sufficient for the Company to regain compliance with the Bid Price Rule.

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In addition, the Company believes a Reverse Stock Split will make its common stock more attractive to a broader range of investors, as it believes that the current market price of its common stock may prevent or deter certain institutional investors, professional investors and other members of the investing public from purchasing stock. The Company believes that a Reverse Stock Split will make its common stock a more attractive and cost-effective investment for many investors, which in turn would enhance the liquidity of the holders of common stock.

There can be no assurance that a Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following a Reverse Stock Split, that as a result of a Reverse Stock Split we will be able to meet or maintain a bid price over the minimum bid price requirement of Nasdaq, or that the market price of our common stock will not decrease in the future.

Additionally, we cannot assure you that the market price per share of our common stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of common stock outstanding before the Reverse Stock Split. The market price per share of our common stock after the Prior Reverse Stock Split did not increase in proportion to the reduction in the number of shares of common stock outstanding before the Prior Reverse Stock Split.

Procedure for Implementing a Reverse Stock Split

A Reverse Stock Split will become effective upon the filing or such later time as specified in the filing (the “Split Effective Time”) of a Reverse Stock Split Amendment with the Delaware Secretary of State. The form of the Reverse Stock Split Amendment is attached hereto as Annex A. The exact timing of the filing of a Reverse Stock Split Amendment and the ratio of a Reverse Stock Split (within the approved range) will be determined by our Board of Directors based on its evaluation as to when such action, and at what ratio, will be the most advantageous to the Company and our stockholders. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with a Reverse Stock Split if, at any time prior to filing a Reverse Stock Split Amendment, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with a Reverse Stock Split. If a Reverse Stock Split Amendment has not been filed with the Delaware Secretary of State by the date that is one year following the approval of this Proposal 2 by our stockholders, our Board will abandon a Reverse Stock Split.

Principal Effects of a Reverse Stock Split

A Reverse Stock Split will be affected simultaneously for all outstanding shares of Company common stock. A Reverse Stock Split will affect all of the Company’s stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that a Reverse Stock Split results in any stockholders owning a fractional share. Holders of fractional shares will be entitled to receive, in lieu of any fractional share, the number of shares rounded up to the next whole number. Common stock issued pursuant to a Reverse Stock Split will remain fully paid and nonassessable. A Reverse Stock Split will not affect the Company’s continuing to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

As of the Split Effective Time, the Company will adjust and proportionately decrease the number of shares of common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants and other rights to acquire shares of common stock. In addition, as of the Split Effective Time, the Company will adjust and proportionately decrease the total number of shares of common stock that may be the subject of the future grants under stock option plans.

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As an example, the following table illustrates the effects of a one-for-three (1:3) and a one-for-forty (1:40) reverse stock split (without giving effect to the treatment of fractional shares) as of March 31, 2023:

	Prior to Reverse Stock Split	After 1:3 Reverse Stock Split	After 1:40 Reverse Stock Split

Common Stock outstanding	22,398,546	7,466,182	559,964

Common Stock issuable pursuant to outstanding equity awards	75,707	25,236	1,893

Common Stock issuable pursuant to outstanding warrants	4,502,241	1,500,747	112,556

 Authorized Shares of Common Stock

A Reverse Stock Split will not change the number of authorized shares or the par value of the Company’s common stock under the Charter. Because the number of issued and outstanding shares of common stock will decrease, the number of shares of common stock remaining available for issuance will increase. Currently, under our Charter, our authorized capital stock consists of 400,000,000 shares of common stock.

Subject to limitations imposed by Nasdaq Listing Rules, the additional shares available for issuance may be issued without stockholder approval at any time, in the sole discretion of our Board of Directors. The authorized and unissued shares may be issued for cash, for acquisitions or for any other purpose that is deemed in the best interests of the Company.

Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split common stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the Split Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her, their, or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split common stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her, their, or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled to as a result of a Reverse Stock Split, subject to the treatment of fractional shares. Until surrendered, we will deem outstanding Old Certificates held by stockholders to represent the number of whole shares of post-Reverse Stock Split common stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate, the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate.

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The Company expects that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. No service charges will be payable by holders of shares of common stock in connection with the exchange of certificates. All of such expenses will be borne by the Company.

Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)

Upon the implementation of a Reverse Stock Split, we will treat shares held by stockholders through a bank, broker or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to affect a Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing a Reverse Stock Split. Stockholders who hold shares of our common stock with a bank, broker or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers or other nominees.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES(S) UNTIL REQUESTED TO DO SO.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to a Reverse Stock Split, and we do not intend to voluntarily provide our stockholders with such rights.

Potential Anti-Takeover Effect

Even though a Reverse Stock Split would result in an increased proportion of unissued authorized shares to be issued, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to affect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of our Company with another company), the Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders.

Fractional Shares

Holders of fractional shares will be entitled to receive, in lieu of any fractional share, the number of shares rounded up to the next whole number. The ownership of a fractional share interest following a Reverse Stock Split will not give the holder any voting, dividend or other rights, except to receive the number of shares rounded up to the next whole number.

Effect of a Reverse Stock Split on Equity Incentive Plans, Options, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Stock Split ratio determined by the Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants and convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants and convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following a Reverse Stock Split as was the case immediately preceding a Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split ratio determined by the Board, subject to our treatment of fractional shares.

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Accounting Matters

A Reverse Stock Split Amendment will not affect the par value of our common stock per share, which will remain $0.0001 par value per share. As a result, as of the Split Effective Time, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet, in the aggregate, will not change due to a Reverse Stock Split. Reported per-share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Certain Federal Income Tax Consequences of a Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of a Reverse Stock Split to holders of our common stock. Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a “U.S. holder”, which means a beneficial owner of our common stock that is (i) a citizen or individual resident of the United States, (ii) an entity taxable as a corporation for U.S. tax purposes and organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to stockholders that (i) may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market, and dealers in securities or currencies, (ii) hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) do not hold our common stock as a “capital asset” (generally, property held for investment). In addition, this summary does not consider the effects of any federal, state, local, foreign, or other tax laws other than the U.S. federal income tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Entities or arrangements treated as a partnership for U.S. federal income tax purposes should consult their own tax advisors regarding the U.S. federal income tax consequences to them and their owners of a Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings, and judicial authority, all as in effect as of the date of this information statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of a Reverse Stock Split. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”), or an opinion from counsel with respect to the U.S. federal income tax consequences discussed below. There can be no assurance that the tax consequences discussed below would be accepted by the IRS or a court. The tax treatment of the Reverse Stock Split to any U.S. holder may vary depending upon such holder’s particular facts and circumstances.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF A REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

A Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Thus, a stockholder generally will not recognize gain or loss on an exchange of common shares for common shares in a Reverse Stock Split, except for adjustments that may result from the treatment of fractional shares of common stock as described below. The aggregate tax basis of the shares received in the Reverse Stock Split will equal the aggregate tax basis of the pre-Reverse Stock Split shares exchanged therefore (increased by any income or gain recognized on receipt of a whole share in lieu of a fractional share). Except in the case of any portion of a share of common stock treated as a distribution or as to which a U.S. holder recognizes capital gain as a result of the treatment of fractional shares, discussed below, the U.S. holder’s holding period for the post-Reverse Stock Split shares of common stock should include the holding period of pre-Reverse Stock Split shares of common stock surrendered. U.S. holders of shares of common stock should consult their tax advisors regarding the applicable rules for allocating the tax basis and holding period of the surrendered pre-Reverse Stock Split shares of common stock to the post-Reverse Stock Split shares of common stock received in the Reverse Stock Split. U.S. holders of shares of common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

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No gain or loss will be recognized by the Company as a result of a Reverse Stock Split.

The treatment of fractional shares of common stock being rounded up to the next whole share is uncertain. A U.S. holder that receives a whole share of common stock in the Reverse Stock Split in lieu of a fractional share of common stock might recognize income, which may be characterized either as capital gain or as a dividend to the extent of the portion of our accumulated earnings and profits (if we have any) are attributable to the rounded share. Any such taxable income would be in an amount not to exceed the excess of the fair market value of such whole share over the fair market value of the fractional share to which the U.S. holder was otherwise entitled. U.S. holders should consult their tax advisors regarding the U.S. federal income tax and other tax consequences of fractional shares being rounded to the next whole share (including the holding period of a post-Reverse Stock Split share of common stock received in exchange for a fractional pre-Reverse Stock Split share of common stock).

Vote Required

Provided there is a quorum for the Annual Meeting, approval of the Reverse Stock Split Amendment requires the affirmative vote of a majority of the shares outstanding and entitled to vote on Proposal 2 as of the Record Date. Because the affirmative vote of at least a majority of the shares outstanding is required to approve this Proposal 2, abstentions will have the same effect as a vote against Proposal 2. Under applicable stock exchange rules, brokers are permitted to vote shares held for a customer on “routine” matters, such as this Proposal 2, without specific instructions from the customer. Therefore, we do not expect any broker non-votes on this Proposal 2.

Our Board of Directors unanimously recommends that stockholders vote

FOR the Reverse Stock Split Amendment.

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PROPOSAL 3:

APPROVAL OF AMENDMENT NO. 1 TO THE TENAX THERAPEUTICS, INC.

2022 STOCK INCENTIVE PLAN

Our 2022 Stock Incentive Plan (the “2022 Plan”), originally authorized for issuance 1,100,000 shares of our common stock under the plan. As a result of the 1-for-20 reverse stock split effected on January 4, 2023, the number of shares authorized for issuance under the 2022 Plan was reduced to 55,000. On March 16, 2023, our Board of Directors approved, subject to stockholder approval, Amendment No. 1 to the 2022 Plan to increase the number of shares of common stock authorized for issuance under the 2022 Plan to a total of 2,805,000 shares, representing an increase of 2,750,000 shares. The additional requested shares represent approximately [●]% of our total outstanding shares as of April 13, 2023. Based upon our assessment of our anticipated grants under the 2022 Plan, we believe that the proposed increase in the number of shares will be sufficient to meet our equity compensation requirements for approximately one year from the date of the Annual Meeting.

The purpose of the 2022 Plan is to advance the interests of our Company and our stockholders through awards that give eligible employees, directors and third party service providers a personal stake in our growth, development and financial success. Awards under the 2022 Plan are also intended to motivate eligible employees, directors and third party service providers to devote their best efforts to our business and help us attract and retain the services of eligible employees, directors and third party service providers who are in a position to make significant contributions to our future success and align them with stockholder interests.

In this Proposal 3, we are requesting that stockholders approve Amendment No. 1 to the 2022 Plan to satisfy Nasdaq rules relating to equity compensation. In addition, approval would allow us to qualify additional options for treatment as incentive stock options for purposes of Section 422 of the Internal Revenue Code. If stockholder approval is not received, the present 2022 Plan would remain in effect without such amendment. In addition, if stockholder approval is not received, we may seek to hold additional stockholder meetings until stockholder approval is obtained.

As of April 13, 2023, approximately six employees and five non-employee directors would be eligible to participate in the 2022 Plan. The closing price of our Company’s common stock on the Nasdaq Capital Market on April 13, 2023 was $[●].

Required Vote

Provided there is a quorum for the Annual Meeting, approval of Amendment No. 1 to the 2022 Plan requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the meeting. Abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the outcome of this proposal.

Our Board of Directors unanimously recommends that stockholders vote

FOR Amendment No. 1 to the 2022 Plan.

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Summary of the 2022 Plan, as Amended

Following is a summary of the principal features of the 2022 Plan, as amended, which assumes this Proposal 3 is approved by the Company’s stockholders.

Principal Features of the 2022 Plan, as amended	Description

Share Reserve:

2,805,000 shares of our Company’s common stock, plus (i) the number of shares of common stock that remained available for grant under the 2016 Stock Incentive Plan, as amended (the “2016 Plan”), as of the effective date of the 2022 Plan and (ii) the number of shares of common stock underlying any award granted under the 2016 Plan that expires, terminates, or is canceled or forfeited without such shares of common stock having been issued.

The reserved shares are to be reduced (i) by one share for each share granted pursuant to awards awarded under the 2022 Plan, and (ii) to the extent cash is delivered in lieu of shares of common stock upon the exercise of a stock appreciation right, our Company is deemed to have issued the number of shares of common stock which it was entitled to issue upon such exercise.

Award Types:	•	Incentive and nonstatutory stock options
	•	Stock appreciation rights (“SARs”)
	•	Restricted stock awards
	•	Restricted stock unit awards (“RSUs”)
	•	Dividend equivalent rights

Vesting:	Determined by our Board of Directors or a committee designated by our Board.

Repricing:	Repricing of outstanding stock awards is not permitted without the approval of our Company’s stockholders, except for certain proportionate capitalization adjustments as set forth in the 2022 Plan.

Termination Date:	April 8, 2032

Administration

The 2022 Plan is administered by our Board of Directors, or a committee designated by our Board. With respect to grants of awards to our officers or directors, the 2022 Plan is administered by our Board or a designated committee in a manner that permits such grants and related transactions to be exempt from Section 16(b) of the Exchange Act. The plan administrator has the full authority to select recipients of the grants, determine the extent of the grants, establish additional terms, conditions, rules, or procedures to accommodate rules or laws of applicable non-U.S. jurisdictions, adjust awards, and to take any other action deemed appropriate; however, no action may be taken that is inconsistent with the terms of the 2022 Plan.

Available Shares

Subject to adjustment upon certain corporate transactions or events, the maximum aggregate number of shares of common stock which may be issued pursuant to all awards is the sum of (i) 2,805,000 shares of common stock, (ii) the number of shares of common stock that remained available for grant under the 2016 Plan as of the effective date of the 2022 Plan, and (iii) the number of shares of common stock underlying any award granted under the 2016 Plan that expires, terminates, or is canceled or forfeited under the terms of the 2016 Plan without such shares of common stock having been issued. Any shares covered by an award that is forfeited, canceled, or expires are deemed to have not been issued for purposes of determining the maximum aggregate number of shares which may be issued under the 2022 Plan. Shares that actually have been issued under the 2022 Plan pursuant to an award are not to be returned to the 2022 Plan and do not become available for future issuance under the 2022 Plan, other than unvested shares that are forfeited or repurchased by our Company. In the event any option or other award granted under the 2022 Plan is exercised through the tendering of shares (either actually or through attestation), or in the event tax withholding obligations are satisfied by tendering or withholding shares, any shares so tendered or withheld are not again available for awards under the 2022 Plan. To the extent that cash is delivered in lieu of shares of common stock upon the exercise of a SAR, then we are deemed, for purposes of applying the limitation on the number of shares, to have issued the number of shares of common stock which were otherwise issuable upon such exercise. Shares of common stock we reacquire on the open market or otherwise using cash proceeds from the exercise of options are not available for awards under the 2022 Plan.

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Dividends

No dividend or dividend equivalent will be paid on any unvested award, although the plan administrator may provide in an award agreement that dividends with respect to unvested portions of awards may accrue and be paid when and if the awards vest and shares are actually issued to the participant.

Eligibility and Types of Awards

The 2022 Plan permits us to grant stock awards, including stock options, SARs, restricted stock, RSUs, and dividend equivalent rights to our employees, directors, and consultants.

Stock Options

A stock option may be an incentive stock option within the meaning of, and qualifying under, Section 422 of the Code, or a nonstatutory stock option. However, only our employees (or employees of our parent or subsidiaries, if any) may be granted incentive stock options. Incentive and nonstatutory stock options are granted pursuant to option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2022 Plan provided that the exercise price of a stock option cannot be less than 100% of the fair market value of our common stock on the date of grant (or 110% of the fair market value in the case of certain incentive stock options, as described below). Options granted under the 2022 Plan become exercisable at the rate specified by the plan administrator.

The plan administrator determines the term of the stock options granted under the 2022 Plan up to a maximum of 10 years, except in the case of certain incentive stock options, as described below. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s relationship with us, or any of our affiliates, ceases for any reason other than disability or death, the optionholder may exercise any options otherwise exercisable as of the date of termination, but only during the post-termination exercise period designated in the optionholder’s stock option award agreement. The optionholder’s stock option award agreement may provide that upon the termination of the optionholder’s relationship with us for cause, the optionholder’s right to exercise his or her options terminates concurrently with the termination of the relationship. If an optionholder’s service relationship with us, or any of our affiliates, ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or his or her estate or person who acquired the right to exercise the award by bequest or inheritance may exercise any vested options for a period of 12 months. The option term may be extended in the event that exercise of the option within the applicable time periods is prohibited by applicable securities laws or such longer period as specified in the stock option award agreement but in no event beyond the expiration of its term.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option is determined by the plan administrator and may include (i) cash or check, (ii) a broker-assisted cashless exercise, (iii) the tender of common stock previously owned by the optionholder, (iv) a net exercise of the option, (v) past or future services rendered, and (vi) any combination of the foregoing methods of payment.

Unless the plan administrator provides otherwise, awards generally are not transferable, except by will or the laws of descent and distribution.

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Incentive stock options may be granted only to our employees (or to employees of our parent company and subsidiaries, if any). To the extent that the aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to which incentive stock options are exercisable for the first time by an optionholder during any calendar year under any of our equity plans exceeds $100,000, such options do not qualify as incentive stock options. A stock option granted to any employee who, at the time of the grant, owns or is deemed to own stock representing more than 10% of the voting power of all classes of stock (or any of our affiliates) may not be an incentive stock option unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (ii) the term of the incentive stock option does not exceed five years from the date of grant.

Stock Appreciation Rights

SARs may be granted under the 2022 Plan either concurrently with the grant of an option or alone, without reference to any related stock option. The plan administrator determines both the number of shares of common stock related to each SAR and the exercise price for a SAR, within the terms and conditions of the 2022 Plan, provided that the exercise price of a SAR cannot be less than 100% of the fair market value of the common stock subject thereto on the date of grant. In the case of a SAR granted concurrently with a stock option, the number of shares of common stock to which the SAR relates are reduced in the same proportion that the holder of the stock option exercises the related option.

The plan administrator determines whether to deliver cash in lieu of shares of common stock upon the exercise of a SAR. If common stock is issued, the number of shares of common stock that are issued upon the exercise of a SAR is determined by dividing (i) the number of shares of common stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares, by (ii) the fair market value of a share of common stock on the exercise date.

If the plan administrator elects to pay the holder of the SAR cash in lieu of shares of common stock, the holder of the SAR receives cash equal to the fair market value on the exercise date of any or all of the shares that would otherwise be issuable.

The exercise of a SAR related to a stock option is permissible only to the extent that the stock option is exercisable under the terms of the 2022 Plan on the date of surrender. Any incentive stock option surrendered are deemed to have been converted into a nonstatutory stock option immediately prior to such surrender.

Restricted Stock

Restricted stock awards are awards of shares of our common stock that are subject to established terms and conditions. The plan administrator sets the terms of the restricted stock awards, including the size of the restricted stock award, the price (if any) to be paid by the recipient, and the vesting schedule and criteria (which may include continued service to us for a period of time or the achievement of performance criteria). If a participant’s service terminates before the restricted stock is fully vested, all of the unvested shares generally are forfeited to, or repurchased by, us.

Restricted Stock Units

An RSU is a right to receive stock, cash equal to the value of a share of stock, or other securities, or a combination of these three elements, at the end of a set period or the attainment of performance criteria. No stock is issued at the time of grant. The plan administrator sets the terms of the RSU award, including the size of the RSU award, the consideration (if any) to be paid by the recipient, vesting schedule, and criteria and form (stock or cash) in which the award will be settled. If a participant’s service terminates before the RSU is fully vested, the unvested portion of the RSU award generally are forfeited to us.

Dividend Equivalent Rights

Dividend equivalent rights entitle the recipient to compensation measured by dividends paid with respect to a specified number of shares of common stock.

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Performance-Based Compensation

The 2022 Plan establishes procedures for our Company to grant performance-based awards, meaning awards structured so that they vest only upon the achievement of performance criteria established by the plan administrator for a specified performance period. Performance criteria may be measured on an absolute (e.g., plan or budget) or relative basis, and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments, or may be established on an individual basis. Relative performance may be measured against a group of peer companies, a financial market index or other acceptable objective and quantifiable indices. The plan administrator has the discretion to adjust the minimum level of achievement required for achievement of performance awards if the plan administrator determines that a change in our business, operations, corporate structure or capital structure, the manner in which we conduct our business, or other events or circumstances render the performance objectives unsuitable. The plan administrator also has the discretion to adjust the performance objectives for other material events not originally contemplated when the performance objectives were established, such as extraordinary gains and losses, the effect of changes in accounting standards or principles, acquisitions or divestitures, changes in tax rules or regulations, capital transactions, restructuring, nonrecurring gains or losses or other unusual items.

The business measures that may be used to establish the performance criteria may include one of, or combination of, the following:

•	Net earnings or net income (before or after taxes);
•	Earnings per share;
•	Net sales growth;
•	Net operating profit;
•	Return measures (including, but not limited to, return on assets, capital, equity, or sales);
•	Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);
•	Cash flow per share;
•	Earnings before or after taxes, interest, depreciation, and/or amortization;
•	Gross or operating margins;
•	Productivity ratios;
•	Share price (including, but not limited to, growth measures and total stockholder return);
•	Expense targets or ratios;
•	Charge-off levels;
•	Improvement in or attainment of revenue levels;
•	Margins;
•	Operating efficiency;
•	Operating expenses;
•	Economic value added;
•	Improvement in or attainment of expense levels;
•	Improvement in or attainment of working capital levels;
•	Debt reduction;
•	Capital targets;
•	Consummation of acquisitions, dispositions, projects, or other specific events or transactions; or
•	Other significant operational or business milestones.

Corporate Transactions

Effective upon the consummation of a corporate transaction, all outstanding awards under the 2022 Plan will terminate unless they are assumed in connection with the corporate transaction.

The plan administrator has the authority to determine, before or at the time of any corporate transaction, the impact that the corporate transaction will have on outstanding awards under the 2022 Plan. For example, the plan administrator may determine that (i) awards will vest and become exercisable, or that other restrictions on such awards will lapse, (ii) awards will be assumed by the surviving corporation in the corporate transaction or replaced with awards that have substantially equivalent terms, (iii) participants will receive a payment in satisfaction of outstanding awards, and (iv) in the case of options and SARs, participants will receive a payment in an amount equal to the amount, if any, by which the fair market value of the shares subject to award exceeds the exercise price. The plan administrator is not required to treat all awards in the same way.

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Amendment and Termination

Our Board of Directors generally may amend, suspend, or terminate the 2022 Plan. However, it may not amend the 2022 Plan without stockholder approval for certain actions, such as an increase in the number of shares reserved under the 2022 Plan, modifications to the provisions of the 2022 Plan regarding the grant of incentive stock options, modifications to the provisions of the 2022 Plan regarding the exercise prices at which shares may be offered pursuant to options, extension of the expiration date of the 2022 Plan, and certain modifications to awards, such as reducing the exercise price per share, canceling and regranting new awards with lower prices per share than the original prices per share of the cancelled awards, or canceling any awards in exchange for cash or the grant of replacement awards with an exercise price that is less than the exercise price of the original awards.

Tax Withholding

The plan administrator may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by (i) causing the participant to tender a cash payment, (ii) withholding shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award, (iii) delivering to our Company already-owned shares of common stock, (iv) selling shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award, (v) withholding cash from an award settled in cash or other amounts payable to the participant, and/or (vi) any other means that the plan administrator determines both to comply with applicable laws and be consistent with the purposes of the 2022 Plan.

Summary of Federal Income Tax Consequences of the 2022 Plan

The following summary is intended only as a general guide to certain U.S. federal income tax consequences under current law of participation in the 2022 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on any participant’s particular circumstances. The summary does not purport to be complete, and it does not address the tax consequences of the participant’s death, any tax laws of any municipality, state or foreign country in which a participant might reside, or any other laws other than U.S. federal income tax laws. Furthermore, the tax consequences are complex and subject to change, and a participant’s particular situation may be such that some variation of the described rules is applicable. Recipients of awards under the 2022 Plan should consult their own tax advisors to determine the tax consequences to them as a result of their particular circumstances.

Incentive Stock Options

A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) is a long-term capital gain or loss. Upon such a qualifying disposition, we are not entitled to any income tax deduction.

If a participant disposes of underlying shares within two years after the date of grant of the option or within one year after the date of exercise of the option (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) is taxed to the participant as ordinary income at the time of disposition. Any gain in excess of that amount is a capital gain. If a loss is recognized, there is no ordinary income, and such loss is a capital loss. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally our Company is entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

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The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may subject the participant to alternative minimum tax liability for the year of exercise. Special rules may apply after exercise for (i) sales of the shares in a disqualifying disposition, (ii) basis adjustments for computing alternative minimum taxable income on a subsequent sale of the shares, and (iii) tax credits that may be available to participants subject to the alternative minimum tax.

Nonstatutory Stock Options

Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon the grant of such an option so long as (i) the exercise price is no less than the fair market value of the stock on the date of grant, and (ii) the option (and not the underlying stock) at such time does not have a readily ascertainable fair market value (as defined in Treasury Regulations under the Code). Upon exercise of a nonstatutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the then-fair market value of the shares purchased, and withholding of income and employment taxes applies if the participant is or was an employee. Generally, the Company is entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Upon the disposition of stock acquired by the exercise of a nonstatutory stock option, any recognized gain or loss, based on the difference between the sale price and the fair market value on the exercise date, is taxed as capital gain or loss, which is short-term or long-term gain or loss, depending on the holding period of the stock.

Stock Appreciation Rights

A participant does not normally recognize taxable income upon the receipt of a SAR. Upon the exercise of a SAR, the participant recognizes ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The Company generally is entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the SAR (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation).

Restricted Stock

A participant acquiring restricted stock generally recognizes ordinary income equal to the difference between the fair market value of the shares on the “determination date” (as defined below) and their purchase price, if any. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earliest of (i) the date the shares become transferable, (ii) the date the shares are no longer subject to a substantial risk of forfeiture, or (iii) the date the shares are acquired if the participant makes a timely election under Code Section 83(b). If the shares are subject to a substantial risk of forfeiture and not transferable when issued, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the IRS, and other provisions, no later than 30 days after the date the shares are acquired. Upon the taxable disposition of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, is generally taxed as capital gain or loss; however, for any shares returned to our Company pursuant to a forfeiture provision, a participant’s loss may be computed based only on the purchase price (if any) of the shares and may not take into account any income recognized by reason of a Section 83(b) election. Such gain or loss is long-term or short-term depending on whether the stock was held for more than one year. Our Company generally is entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which the ordinary income from restricted stock is recognized by the participant.

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Restricted Stock Units

A participant does not normally recognize taxable income upon receipt of an RSU award. In general, the participant recognizes ordinary income in the year in which the units vest and are settled in an amount equal to any cash received and/or the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Our Company generally is entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant.

Dividend Equivalent Rights

A recipient of dividend equivalent rights generally recognizes ordinary income at the time the dividend equivalent right is paid. If required, income and employment tax must be withheld on the income recognized by the participant. Our Company generally is entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant.

Other Awards

Our Company generally is entitled to an income tax deduction in connection with an award under the 2022 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation). Participants typically are subject to income (and employment) tax and recognize such tax at the time that an award is granted, exercised, vests, or becomes nonforfeitable, unless the award provides for a further deferral.

Section 409A

Section 409A of the Code (“Section 409A”) imposes certain requirements on nonqualified deferred compensation arrangements. Most awards granted under the 2022 Plan are designed to qualify for an exception from the requirements of Section 409A. Certain awards under the 2022 Plan, however, may be subject to the requirements of Section 409A in form and in operation. Awards that are subject to Section 409A are generally be designed to meet the conditions under Section 409A for avoiding the adverse tax consequences resulting from a failure to comply with Section 409A. If an award under the 2022 Plan is subject to Section 409A and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be before the compensation is actually or constructively received.

Also, if an award that is subject to Section 409A fails to comply with the requirements of Section 409A, Section 409A imposes an additional 20% federal penalty tax on the participant’s compensation recognized as ordinary income, as well as interest on such deferred compensation.

Impact of Section 162(m) on Tax Deductibility of Awards Under the 2022 Plan

Section 162(m) of the Code limits the deductibility for federal income tax purposes of certain compensation paid to any of our covered employees in excess of $1 million. For purposes of Section 162(m), the term “covered employee” generally includes our chief executive officer, our chief financial officer, and our three other most highly compensated officers, and any individual who was a covered employee for any taxable year beginning after December 31, 2016. Compensation attributable to awards under the 2022 Plan either on its own or when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

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Equity Compensation Plan Information

The following table provides information as of December 31, 2022 about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans (including individual arrangements):

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in column (a))
Plan category

Equity compensation plans approved by security holders:
2022 Stock Incentive Plan	28,163	$12.40	77,616
2016 Stock Incentive Plan, as amended	23,373	$40.13	--
Amended and Restated 1999 Amended Stock Plan, as amended	936	$1,123.00	--

Equity compensation plans not approved by security holders:
Plan for Employee Inducement Stock Option Grants	25,000	$37.50	--
Total	77,472	$42.21	77,616

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PROPOSAL 4

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Compliance Committee has selected Cherry Bekaert LLP as our independent registered public accounting firm for the year ending December 31, 2023 and recommends that stockholders vote for the ratification of such appointment. Cherry Bekaert LLP has served as our independent auditor since January 2009. Cherry Bekaert LLP has advised us that it does not have, and has not had, any direct or indirect financial interest in the Company that impairs its independence under SEC rules. Notwithstanding the selection, the Audit and Compliance Committee, in its discretion, may appoint a different independent registered public accounting firm at any time if it believes that doing so would be in our Company’s best interests and the best interests of our stockholders. In the event of a negative vote on ratification, the Audit and Compliance Committee will reconsider, but might not change, its selection.

Representatives of Cherry Bekaert LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our stockholders.

Required Vote

Provided there is a quorum for the Annual Meeting, ratification of the selection of Cheery Bekaert LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the meeting. Abstentions will have the same effect as a vote against this proposal and we do not expect broker non-votes on this proposal.

Our Board of Directors unanimously recommends that stockholders vote

FOR the selection of Cherry Bekaert LLP as our independent registered public accounting firm for the year ending December 31, 2023.

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PROPOSAL 5:

ADJOURNMENT OF THE ANNUAL MEETING,

IF NECESSARY, TO CONTINUE TO SOLICIT VOTES

The Board of Directors believes that if the number of shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting is insufficient to approve one or more of the proposals presented at the Annual Meeting, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the foregoing proposals.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board of Directors to vote in favor of adjourning the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn the Annual Meeting, and any adjourned or postponed session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of Proposal 1, Proposal 2, Proposal 3 and/or Proposal 4. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual Meeting to approve the foregoing proposals.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority in voting power of the votes to be cast by holders of our common stock will vote against any of the foregoing proposals, we could adjourn the Annual Meeting without a vote on such proposal(s) and use the additional time to solicit the holders of those shares to change their vote in favor of such proposal(s).

If the Adjournment Proposal is not approved by our stockholders, we may not be able to adjourn the Annual Meeting to a later date in the event that there are insufficient votes at the time of the Annual Meeting to approve the foregoing proposals.

Required Vote

Provided there is a quorum for the Annual Meeting, approval of the adjournment of the Annual Meeting, if necessary, to continue to solicit votes in favor of the foregoing proposals requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the meeting. Abstentions will have the same effect as a vote against this proposal and we do not expect broker non-votes on this proposal.

Our Board of Directors unanimously recommends that stockholders vote

FOR the Adjournment Proposal.

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CORPORATE GOVERNANCE MATTERS

Information about our Board

Our Board of Directors is currently comprised of seven members consisting of Gerald Proehl, our Chairman, June Almenoff, Michael Davidson, Declan Doogan, Christopher Giordano, Robyn Hunter, and Stuart Rich. Each director will be elected for a term of one year and will serve until a successor is duly elected and qualified or until his or her earlier death, resignation, or removal. Any additional directorships resulting from an increase in the number of directors or a vacancy may be filled by the directors then in office (as provided in our third amended and restated bylaws).

Board Leadership Structure

The Board of Directors recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. Consistent with this understanding, the independent directors consider the Board’s leadership structure on an annual basis. This consideration includes the pros and cons of alternative leadership structures in light of our operating and governance environment at the time, with the goal of achieving the optimal model for effective oversight of management by the Board.

Currently, Mr. Giordano, who has been a member of our Board of Directors since July 2021, serves as our President and Chief Executive Officer and Mr. Proehl, who has been a member of our Board since April 2014, serves as our Chairman of the Board. Based on the Board’s most recent review of our Board leadership structure, the Board has determined that this leadership structure is optimal for the Company because it allows Mr. Giordano to focus on leading our business and operations and carrying out our strategy, and Mr. Proehl, our Chairman of the Board, to focus on leading our Board’s oversight of our strategy and business.

In considering its leadership structure, the Board of Directors has taken a number of factors into account. The Board, which consists of highly qualified and experienced directors, a majority of whom are independent, exercises a strong, independent oversight function. This oversight function is enhanced by the fact that all of the Board’s three standing committees – Audit and Compliance, Compensation, and Corporate Governance and Nominating – are composed entirely of independent directors. A number of Board and committee processes and procedures, including regular executive sessions of directors, periodic executive sessions of the independent directors, and annual evaluations of our Chief Executive Officer’s performance against pre-determined goals, provide substantial independent oversight of our Chief Executive Officer’s performance. The Board believes that these factors provide the appropriate balance between the authority of those who oversee the Company and those who manage it on a day-to-day basis.

Director Independence

In accordance with the applicable Nasdaq Listing Rules, our Board of Directors must consist of a majority of “independent directors”, which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of our Board would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

The Board has determined that directors Drs. Almenoff, Davidson, and Doogan, Mr. Proehl and Ms. Hunter are independent directors in accordance with applicable Nasdaq Listing Rules. In making these determinations, the Board reviewed the information provided by the director nominees with regard to each individual’s business and personal activities as they may relate to us and our management.

Family Relationships

There is no family relationship between any director, executive officer, or person nominated to become a director or executive officer of our Company.

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Procedures for Director Nominations

Pursuant to its charter, the Corporate Governance and Nominating Committee is responsible for identifying from a wide field of candidates, including women and minority candidates, and recommending to the Board of Directors, select qualified candidates for membership on the Board. In evaluating the suitability of individual director candidates, the Corporate Governance and Nominating Committee takes into account such factors as it considers appropriate, which may include (i) ensuring that the Board, as a whole, is diverse as to race, gender, culture, thought and geography, such that the Board reflects a range of viewpoints, backgrounds, skills, experience and expertise, and consists of individuals with relevant technical skills, industry knowledge and experience, financial expertise and local or community ties; (ii) minimum individual qualifications, including strength of character, mature judgment, relevant career experience, independence of thought and an ability to work collegially; (iii) questions of independence, possible conflicts of interest and whether a candidate has special interests or a specific agenda that would impair his or her ability to effectively represent the interests of all stockholders; (iv) the extent to which the candidate would fill a present need on the Board; and (v) whether the candidate can make sufficient time available to perform the duties of a director. The Corporate Governance and Nominating Committee implements and assesses the effectiveness of these factors and the Board’s commitment to diversity by considering these factors in our assessment of potential director nominees and the overall make-up of our Board. In determining whether to recommend a director for re-election, the Corporate Governance and Nominating Committee will consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

The Corporate Governance and Nominating Committee does not set specific, minimum qualifications that nominees must meet in order to be recommended to the Board of Directors, but rather the Board believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board. The Corporate Governance and Nominating Committee conducts appropriate inquiries into the backgrounds and qualifications of possible nominees and investigates and reviews each proposed nominee’s qualifications for service on the Board. The Corporate Governance and Nominating Committee may engage outside search firms to assist in identifying or evaluating potential nominees.

The Corporate Governance and Nominating Committee will consider candidates recommended by stockholders. It is the policy of the Corporate Governance and Nominating Committee that candidates recommended by stockholders will be given appropriate consideration in the same manner as other candidates. The procedure for submitting candidates for consideration by the Corporate Governance and Nominating Committee for election at our 2023 annual meeting is described under “Other Matters-Stockholder Proposals.”

Attendance at Meetings

The Board of Directors met fifteen times during 2022, and each of our directors attended at least 75% of the aggregate of the total number of Board meetings held during the period each has been a director and the total number of meetings held by all committees on which each director then served, except for former director, Steven Boyd, who resigned from the Board, effective June 10, 2022. From time to time the Board also acted through written consents. We do not have a formal policy requiring director attendance at the annual meeting, although all directors are encouraged to attend the annual meeting if they are able to do so. Seven of nine directors of the Company who were members of the Board at the time attended the 2022 annual meeting.

Standing Committees

Our Board of Directors has three standing committees: the Audit and Compliance Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee. Copies of the charters of the Audit and Compliance, Compensation, and Corporate Governance and Nominating Committees, as they may be amended from time to time, are available on our website at http://www.tenaxthera.com.

The Board of Directors has determined that all of the members of each of the Audit and Compliance, Compensation, and Corporate Governance and Nominating Committees are independent as defined under applicable Nasdaq Listing Rules. In addition, the Board has determined that Ms. Hunter, and Drs. Almenoff and Davidson meet the additional test for independence for audit committee members and Ms. Hunter, Mr. Proehl and Dr. Davidson meet the additional test for independence for compensation committee members imposed by SEC regulations and the Nasdaq Listing Rules.

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The following table provides membership information of our directors on each committee of our Board of Directors as of April 13, 2023.

	Audit and Compliance Committee	Compensation Committee	Corporate Governance and Nominating Committee
June Almenoff

Michael Davidson

Declan Doogan

Robyn M. Hunter

Gerald T. Proehl

 = Committee Chair

 = Member

Audit and Compliance Committee

The Audit and Compliance Committee’s principal responsibilities include:

•	overseeing the accounting and financial reporting processes of the Company and audits of our financial statements;

•

acting on behalf of the Board of Directors in providing oversight with respect to (i) the quality and integrity of our financial statements and internal accounting and financial controls; (ii) all audit, review and attest services relating to our financial statements and internal control over financial reporting (collectively, “Audit Services”), including the appointment, compensation, retention and oversight of the work of the independent auditors engaged to provide Audit Services to us; and (iii) our compliance with legal and regulatory requirements;

•

reporting to the Board of Directors on such matters as the Audit and Compliance Committee deems necessary or appropriate to assure that the Board is informed of any significant developments within the scope of the Audit and Compliance Committee’s responsibilities that merit the attention of the Board;

•	providing the report required of the Audit and Compliance Committee by the rules of the SEC for inclusion in our annual proxy statement;

•

conducting review and oversight of any related person transactions, other than related person transactions for which the Board of Directors has delegated review to another independent body of the Board; and

•	fulfilling such other responsibilities as may be required of the Audit and Compliance Committee under applicable laws and regulations.

The members of the Audit and Compliance Committee are currently Drs. Almenoff and Davidson and Ms. Hunter. Ms. Hunter serves as chair of the Audit and Compliance Committee. The Board of Directors has determined that Ms. Hunter qualifies as an “audit committee financial expert” as defined by applicable SEC rules. The Audit and Compliance Committee met five times during the year ended December 31, 2022.

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Compensation Committee

The Compensation Committee’s primary responsibilities include:

•

engaging and evaluating any compensation consultants, independent counsel and other advisers used to assist in the evaluation of director or executive compensation, including evaluation of the advisers’ independence in advance of engagement;

•	reviewing our equity and non-equity-based compensation plans and recommending changes in such plans to the Board of Directors and stockholders as necessary or appropriate;

•	reviewing and evaluating potential candidates for executive officer positions, including the Chief Executive Officer;

•	reviewing our succession and development plans for executive officers and other members of senior management;

•	reviewing and making recommendations to the Board of Directors regarding the employment agreement terms for any executive officer;

•	providing recommendations to the Board concerning any hiring or termination actions with respect to an executive officer position;

•

annually evaluating the Chief Executive Officer’s performance and recommending to the Board of Directors the amount of any performance-based compensation and the Chief Executive Officer’s annual compensation going forward;

•

annually reviewing the performance evaluation process and compensation structure for the Company's other executive officers, with input for the Chief Executive Officer, and making recommendations to the Board of Directors to approve the annual compensation for the executive officers; and

•	preparing an annual report on executive compensation or Compensation Discussion and Analysis for inclusion in our proxy statement, as and if required by applicable laws.

The members of the Compensation Committee are currently Ms. Hunter, Dr. Davidson and Mr. Proehl. Mr. Proehl serves as chair of the Compensation Committee. The Compensation Committee met two times during the year ended December 31, 2022.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee’s primary responsibilities include:

•	engaging and evaluating any search firm, independent counsel or other advisers used to assist in identifying candidates to serve as directors of the Company;

•	establishing criteria for the selection of nominees for directors and the processes for identifying and evaluating nominees for directors to serve on the Board of Directors;

•	identifying individuals qualified to become directors and recommending that the Board of Directors select the candidates for all directorships to be filled by the Board or by the stockholders;

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•

reviewing and making recommendations to the full Board of Directors whether members of the Board should stand for re-election, and consider matters relating to the retirement of members of the Board, including term limits or age limits;

•	overseeing the process for submission of director nominations recommended by stockholders according to the procedures therefor set forth in the Company's Bylaws;

•	upon the recommendation of the Compensation Committee, determining compensation arrangements for non-employee directors;

•	developing and recommending to the Board of Directors corporate governance principles for the Company; and

•	otherwise taking a leadership role in shaping the corporate governance of the Company.

The members of the Corporate Governance and Nominating Committee are currently Drs. Almenoff and Doogan and Mr. Proehl. Dr. Almenoff serves as chair of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee met two times during the year ended December 31, 2022.

Board Diversity

We are committed to fostering an environment of diversity and inclusion, including among the members of our Board of Directors. Therefore, while the Board has not adopted a formal diversity policy, in considering director nominees, the Nominating and Governance Committee considers candidates who represent a mix of backgrounds and a diversity of gender, race, ethnicity, age, background, professional experience and perspectives that enhance the quality of the deliberations and decisions of our Board, in the context of both the perceived needs of the structure of our Board and the Company’s business and structure at that point in time.

Board Diversity Matrix (As of April 13, 2023)

Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	4	-	1
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	-	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-
White	2	4	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+			-
Did Not Disclose Demographic Background			1

Processes and Procedures for Executive and Director Compensation

The Compensation Committee has the authority to review and recommend to the Board of Directors the compensation of the Chief Executive Officer and all other executive officers. In making its recommendation to the Board with respect to the compensation of the Chief Executive Officer, the Compensation Committee considers, among other things, the Chief Executive Officer’s performance of established corporate goals and objectives previously approved by the Board. In making its recommendation to the Board with respect to the compensation of other executive officers, the Compensation Committee takes into account, among other things, each executive officer’s performance in light of established goals and objectives as well as the recommendations of the Chief Executive Officer. The Chief Executive Officer has no input and may not be present during voting or deliberations about his compensation. Our Compensation Committee may delegate its authority to the chair of the committee to the extent it deems necessary to finalize matters as to which the Compensation Committee has given its general approval.

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The Corporate Governance and Nominating Committee has authority to determine and approve all matters pertaining to compensation of our directors. In making its determination with respect to director compensation, the Corporate Governance and Nominating Committee considers, among other things, the Compensation Committee’s recommendation, the Board’s overall level of performance, the individual director’s participation in committees, the compensation paid to other directors in similarly situated companies, and our financial growth.

The Compensation and Corporate Governance and Nominating Committees have the authority to retain compensation consultants and other outside advisors to assist in discharging their responsibilities. The recommendations of such consultants are considered in conjunction with the other considerations listed above.

In late 2020, our Compensation Committee looked to Arnosti Consulting, Inc. (“Arnosti Consulting”) to analyze our executive and compensation structure and plan designs, and to assess whether the compensation programs are competitive with the market and support the Compensation Committee’s goal to align stockholders’ interests with those of our executive officers. In late 2020, our Corporate Governance and Nominating Committee also looked to Arnosti Consulting to assess our non-employee director compensation. To ensure Arnosti Consulting’s independence, Arnosti Consulting reports directly to our Compensation Committee and Corporate Governance Nominating Committee, as applicable, and works specifically for such committees solely on compensation and benefits. No compensation consultants were engaged in 2022.

Board’s Role in Risk Oversight

We operate in a highly complex and regulated industry and are subject to a number of significant risks. The Board of Directors plays a key role with respect to our risk oversight, such as determining whether and under what circumstances we will engage in financing transactions or enter into strategic alliances and collaborations. The Board is also involved in our management of risks related to our financial condition and to the development and commercialization of our product candidates.

One of the Board of Directors’ risk oversight roles is to provide guidance to management. The Board receives regular business updates from members of senior management in order to identify matters that involve operational, financial, legal, or regulatory risks.

To facilitate its oversight of the Company, the Board of Directors has delegated certain risk oversight functions to Board committees. The Audit and Compliance Committee reviews and discusses with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, the Compensation Committee evaluates the risks presented by our compensation programs and analyzes these risks when making compensation decisions, and the Corporate Governance and Nominating Committee evaluates whether the composition of the Board is appropriate to respond to the risks that we face.

Although the Board of Directors has delegated certain functions to various committees, each of these committees regularly reports to and solicits input from the full Board regarding its activities.

Code of Ethics

We have adopted a Code of Ethics and Business Conduct (the “Code of Ethics”) applicable to all of our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. A copy of this Code of Ethics is posted on our website at http://www.tenaxthera.com under Investor Relations - Corporate Governance. In the event the Code of Ethics is revised, or any waiver is granted under the Code of Ethics with respect to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions, notice of such revision or waiver will be posted on our website or disclosed on a current report on Form 8-K filed with the SEC, as required.

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Anti-Hedging and Anti-Pledging Policies

The Company does not currently have a policy that prohibits our directors, officers and employees from engaging in hedging activity in our securities or pledging any of our securities as collateral for loans or margin accounts.

Stockholder Communications with Directors

It is the policy of the Company and the Board of Directors to encourage free and open communication between stockholders and the Board. Any stockholder wishing to communicate with the Board should send any communication to Tenax Therapeutics, Inc., Attn: Corporate Secretary, 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina 27517. Any such communication must be in writing and must state the number of shares beneficially owned by the stockholder making the communication. Our Corporate Secretary will forward such communication to the full Board or to any individual director or directors to whom the communication is directed unless the communication is frivolous, hostile, threatening, illegal, or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or take appropriate legal action regarding the communication. This policy is not designed to preclude other communications between the Board and stockholders on an informal basis.

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AUDIT AND COMPLIANCE COMMITTEE REPORT

The Audit and Compliance Committee has reviewed our audited financial statements for the year ended December 31, 2022 and has discussed these statements with management. The Audit and Compliance Committee has also discussed with Cherry Bekaert LLP, our independent registered public accounting firm during the year ended December 31, 2022, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.

The Audit and Compliance Committee also received from Cherry Bekaert LLP the written disclosures and the letter required by applicable requirements of the PCAOB regarding Cherry Bekaert LLP’s communications with the Audit and Compliance Committee concerning independence, and discussed with Cherry Bekaert LLP its independence.

Based on the review and discussions noted above, the Audit and Compliance Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the SEC.

The Audit and Compliance Committee is currently comprised of the following three directors: Drs. Almenoff and Davidson and Ms. Hunter. All are independent directors as defined in Rules 5605(a)(2) and 5605(c)(2) of the Nasdaq Listing Rules and Section 10A(m)(3) of the Exchange Act. The Board of Directors has determined that Ms. Hunter is an “audit committee financial expert” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC.

Cherry Bekaert LLP has served as our independent auditor since January 2009.

Summary of Fees

It is our Audit and Compliance Committee’s policy and procedure to approve in advance all audit engagement fees and terms and all permitted non-audit services provided by our independent registered public accounting firm. All audit engagement fees and terms and permitted non-audit services provided by our independent registered public accounting firm as described in the above table were approved in advance by our Audit and Compliance Committee.

The aggregate fees billed for professional services by the Company's professional accounting firm in the years ending December 31, 2022 and 2021 were as follows:

	2022	2021

Audit fees(1)	$145,500	$167,675
Audit-Related Fees(2)	-	-
Tax fees(3)	9,600	12,050
All Other Fees(4)	-	-
Total fees	$155,100	$179,725

(1)

This category includes fees billed for the fiscal years shown for professional services for the audit of our annual financial statements included in our annual reports on Form 10-K, review of financial statements included in our quarterly reports on Form 10-Q, and services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for the relevant fiscal years. The decrease in audit fees in 2022 relates primarily to fees associated with the acquisition of PHPM in 2021.

(2)

This category includes fees billed in the fiscal years shown for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under the category “Audit Fees.” There were no audit-related fees billed to us in 2022 and 2021.

(3)

This category includes fees billed in the fiscal years shown for professional services for tax compliance, tax advice, and tax planning. The decrease in tax fees in 2022 relates primarily to fees associated with the acquisition of PHPM in 2021.

(4)

This category includes fees billed in the fiscal years shown for products and services provided by the principal accountant that are not reported in any other category. There were no other fees billed to us in 2022 and 2021.

THE AUDIT AND COMPLIANCE COMMITTEE OF THE BOARD OF DIRECTORS Robyn M. Hunter (Chair) June Almenoff Michael Davidson

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EXECUTIVE COMPENSATION

The following tables and narrative discussion describe the material elements of our executive compensation program during 2022. They also provide an overview of our executive compensation philosophy, including our principal compensation policies and practices.

Our “named executive officers” for fiscal year 2022 includes the individual who served as our principal executive officer during 2022, the individual who served as our principal financial officer during 2022, and the only other person serving as an executive officer as of December 31, 2022. Our named executive officers (“NEOs”) for 2022 were:

•	Christopher T. Giordano, our President and Chief Executive Officer (our “CEO”);
•	Eliot M. Lurier, our Interim Chief Financial Officer (our “Interim CFO”); and
•	Stuart Rich, our Chief Medical Officer (our “CMO”).

2022 Summary Compensation Table

		Salary	Option Awards		Non-Equity Incentive Plan Compensation		All Other Compensation		Total
Name and Principal Position	Year	($)(1)	($)(2)		($)		($)		($)
Christopher T. Giordano (3)	2022	386,000	104,296	(4)	144,750	(5)	32,286	(6)	667,332
President and Chief Executive Officer	2021	183,413	581,471	(7)	85,938	(8)	10,091	(9)	860,913

Eliot M. Lurier (10)	2022	--	--		--		221,700	(11)	221,700
Interim Chief Financial Officer	2021	--	--		--		25,900	(11)	25,900

Stuart Rich (12)	2022	309,000	52,148	(13)	92,700	(14)	14,296	(15)	468,144
Chief Medical Officer	2021	287,500	402,789	(16)	115,000	(8)	13,026	(17)	818,315

(1)	Reflects base salary earned during the fiscal year covered.
(2)

The amounts in these columns reflect the aggregate grant date fair value of awards granted during the year computed in accordance with FASB ASC Topic 718, Compensation - Stock Compensation. The assumptions made in determining the fair values of our stock and option awards are set forth in Note F to our Financial Statements for the year ended December 31, 2022, included in our Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 31, 2023.

(3)	Mr. Giordano began serving as our Chief Executive Officer on July 14, 2021 and assumed the additional position of President of the Company on October 29, 2021.
(4)

During 2022, we granted an option to purchase 10,000 shares of common stock at an exercise price of $12.40 per share to Mr. Giordano, as retrospectively adjusted for the Reverse Stock Split. The option is exercisable as to one-fourth of the shares underlying the option on each of June 9, 2023, June 9, 2024, June 9, 2025 and June 9, 2026, subject to Mr. Giordano’s continued employment.

(5)

Mr. Giordano is eligible to receive a target cash bonus of $193,000, if the Compensation Committee calculates that the predetermined operational goals have been achieved at 100%. In March 2023, the Compensation Committee calculated the predetermined operational goals for 2022 had been achieved at 75% resulting in a cash bonus of $144,750 paid to Mr. Giordano.

(6)	Consists of $20,086 of health and benefit premiums for coverage of Mr. Giordano and his eligible dependents and $12,200 of Company contributions to Mr. Giordano’s 401(k) plan.

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(7)

During 2021, we granted an option to purchase 12,500 shares of common stock at an exercise price of $39.40 per share to Mr. Giordano, as retrospectively adjusted for the Reverse Stock Split. The option had a grant date value of $403,180. The option is exercisable as to one-fourth of the shares underlying the option on each of July 6, 2022, July 6, 2023, July 6, 2024 and July 6, 2025. We also granted an option to purchase 5,000 shares of common stock at an exercise price of $39.40 per share to Mr. Giordano, as retrospectively adjusted for the Reverse Stock Split. The option had a grant date value of $178,291. The option would have become exercisable upon the achievement of certain performance metrics: 50% upon initiation of a Phase 3 trial for levosimendan by June 30, 2022; and 50% upon initiation of a Phase 3 trial for imatinib by June 30, 2022. As of December 31, 2022, none of the vesting milestones had been achieved and the options were subsequently cancelled.

(8)

These payments were made based on achievement of annual goals in accordance with each of Mr. Giordano’s and Dr. Rich’s, employment agreements, which are described below under the heading “- Employment and Other Contracts.”

(9)	Consists of $10,091 of health and benefit premiums for coverage of Mr. Giordano and his eligible dependents.
(10)	Mr. Lurier began serving as our Interim Chief Financial Officer on October 29, 2021.
(11)

Mr. Lurier is a consulting Interim Chief Financial Officer employed by Danforth and was contracted on a part time basis beginning in October 2021. We paid $25,900 in consulting fees to Danforth for Mr. Lurier’s services in fiscal year 2021 and $221,700 in 2022.

(12)	Dr. Rich began serving as our Chief Medical Officer on January 15, 2021.
(13)

During 2022, we granted an option to purchase 5,000 shares of common stock at an exercise price of $12.40 per share to Dr. Rich, as retrospectively adjusted for the Reverse Stock Split. The option is exercisable as to one-fourth of the shares underlying the option on each of June 9, 2023, June 9, 2024, June 9, 2025 and June 9, 2026, subject to Dr. Rich’s continued employment.

(14)

Dr. Rich is eligible to receive a target cash bonus of $123,600, if the Compensation Committee calculates that the predetermined operational goals have been achieved at 100%. In March 2023, the Compensation Committee calculated the predetermined operational goals for 2022 had been achieved at 75% resulting in a cash bonus of $92,700 paid to Dr. Rich.

(15)	Consists of $2,096 of benefit premiums for Dr. Rich and $12,200 of Company contributions to Dr. Rich’s 401(k) plan.
(16)

During 2021, we granted an option to purchase 12,500 shares of common stock at an exercise price of $35.60 per share to Dr. Rich, as retrospectively adjusted for the Reverse Stock Split. The option had a grant date value of $402,789. The option is exercisable in four equal installments, with 25% vesting after the start of a Phase 3 clinical trial, 25% vesting after the database lock with respect to the trial, 25% vesting after the opening of an Investigational New Drug Application with the FDA, and 25% vesting after the approval from the FDA.

(17)	Consists of Company contributions to Dr. Rich’s 401(k) plan.

Narrative to Summary Compensation Table

Elements of Compensation

During the year ended December 31, 2022, we compensated our Named Executive Officers generally through a mix of (i) base salary, (ii) annual cash bonus based on achievement of predetermined operational goals and (iii) long-term equity compensation, in the form of options or restricted common stock.

Mr. Lurier is our Interim Chief Financial Officer employed by Danforth and is compensated on an hourly basis in accordance with his consulting agreement (the “Danforth Consulting Agreement”). See “Employment and Other Contracts - Eliot M. Lurier” for further discussion of Mr. Lurier's consulting agreement.

Annual Base Salaries

Mr. Giordano and Dr. Rich received a base salary to compensate them for services rendered to us during the year ended December 31, 2022. The base salary is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. In the year ended December 31, 2022, we paid an annual base salary of $386,000 to Mr. Giordano and $309,000 to Dr. Rich.

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Cash Bonuses

Under each of their employment agreements, Mr. Giordano and Dr. Rich are eligible to receive annual cash bonuses based on the achievement of annual goals. During the year ended December 31, 2022, Mr. Giordano and Dr. Rich are eligible to receive a target cash bonus consisting of 50% and 40%, respectively, of their base salaries, based on 100% achievement of the predetermined operational goals. There is no cap on the bonuses for greater than 100% achievement of goals, and there is no pre-identified threshold amount that must be achieved to receive any cash bonus payment. Our Compensation Committee evaluated performance for the year ended December 31, 2022, and consistent with the determinations made for fiscal year 2021, did so in March 2023.

Long-Term Equity Compensation

We award stock options to our key employees, including to our non-executive employees, on an annual basis and subject to approval by (i) the Board of Directors upon the Compensation Committee’s recommendation with respect to executive officers and (ii) the Compensation Committee with respect to all other employees.

Other Elements of Compensation

Employee Benefits and Perquisites

We maintain broad based benefits that are provided to all employees, including health and dental insurance. Our executive officers are eligible to participate in all of our employee benefit plans, in each case, on the same basis as other employees.

No Tax Gross-Ups

We do not make gross-up payments to cover our NEOs’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by us.

Severance and Change-of-Control Benefits

Pursuant to employment agreements we have entered into with certain NEOs, each such officer is entitled to specified benefits in the event of the termination of his employment under specified circumstances, including termination following a change in control of the Company. We have provided more detailed information about these benefits under the caption “—Employment and Other Contracts” below.

Employment and Other Contracts

Christopher T. Giordano

We entered into an executive employment agreement with Mr. Giordano, effective July 6, 2021 (the “Giordano Employment Agreement”). Under the Giordano Employment Agreement, Mr. Giordano will receive an annual base salary of $375,000. Mr. Giordano also will receive participation in medical insurance, dental insurance, and other benefit plans on the same basis as our other officers. Under the Giordano Employment Agreement, Mr. Giordano will receive an annual cash bonus consisting of 50% of his base salary, based on 100% achievement of annual goals (with no cap on the bonus for greater than 100% achievement of goals). The Giordano Employment Agreement also provides for the grant of the following employment inducement stock options: (i) a one-time stock option grant of 250,000 shares of common stock with four-year straight-line vesting; and (ii) a one-time stock option grant of 100,000 shares of common stock with 50% vesting upon the achievement of certain performance metrics related to our clinical trials. As of December 31, 2022, none of the vesting milestones had been achieved and the options were subsequently cancelled. We also reimbursed Mr. Giordano for up to $10,000 of legal expenses related to the Giordano Employment Agreement.

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The Giordano Employment Agreement is effective for a one-year term, and automatically renews for additional one-year terms, unless the Giordano Employment Agreement is terminated in advance of renewal or either party gives notice at least 90 days prior to the end of the then-current term of an intention not to renew. If Mr. Giordano is terminated without “cause”, if he terminates his employment for “good reason”, or if the Company elects not to renew the Giordano Employment Agreement, Mr. Giordano would be entitled to receive (i) one-year of base salary, (ii) a pro-rated amount of the annual bonus that he would have received had 100% of goals been achieved, and (iii) one-year of COBRA reimbursements or benefits payments, as applicable. Mr. Giordano’s entitlement to these payments is conditioned upon execution of a release of claims.

For purposes of the Giordano Employment Agreement: (i) “cause” includes (1) a willful material breach of the Giordano Employment Agreement by Mr. Giordano, (2) material misappropriation of Company property, (3) material failure to comply with our policies, (4) abuse of illegal drugs or abuse of alcohol in a manner that interferes with the performance of his duties, (5) dishonest or illegal action that is materially detrimental to the Company, (6) failure to cooperate with internal investigations or law enforcement and regulatory investigations, and (7) failure to disclose material conflicts of interest and (ii) “good reason” includes (1) a material reduction in base salary, (2) a material reduction of Mr. Giordano’s authority, duties or responsibility, (3) certain changes in geographic location of Mr. Giordano’s employment, or (4) a material breach of the Giordano Employment Agreement or other written agreement with Mr. Giordano by the Company.

Eliot M. Lurier

We entered into a consulting agreement with Danforth, dated October 14, 2021, providing for the engagement of Mr. Lurier, a consultant with Danforth, as Interim Chief Financial Officer of the Company (the “Danforth Consulting Agreement”). Pursuant to the Danforth Consulting Agreement, Mr. Lurier is responsible for the Company’s accounting and finance functions and serves as our principal financial officer and principal accounting officer. Mr. Lurier provides services to the Company under the Danforth Consulting Agreement as an independent contractor. The Danforth Consulting Agreement may be terminated by us or Danforth (i) with “Cause”, immediately upon written notice to the other party or (ii) without Cause upon 30 days prior written notice to the other party. Pursuant to the Danforth Consulting Agreement, Danforth will receive cash compensation at a rate of $416 per hour for Mr. Lurier’s services (through September 30, 2022) and $20,000 per month thereafter.

For purposes of the Danforth Consulting Agreement, “Cause” is a material breach of the terms of the Danforth Consulting Agreement which, if curable, is not cured within 10 days of written notice of such default, or the commission of any act of fraud, embezzlement or deliberate disregard of a rule or policy of the Company.

Stuart Rich

We entered into an employment agreement with Dr. Rich, effective January 15, 2021 (the “Rich Employment Agreement”). Under the Rich Employment Agreement, Dr. Rich will receive an annual base salary of $300,000, and will also receive participation in medical insurance, dental insurance, and other benefit plans on the same basis as our other officers. Under the Rich Employment Agreement, Dr. Rich is eligible for an annual target cash bonus of 40% of his base salary, based on 100% achievement of annual goals (with no cap on the bonus for greater than 100% achievement of goals). Pursuant to Rich Employment Agreement, Dr. Rich received as an inducement award a one-time non-statutory stock option grant of 250,000 shares of common stock. The option award will vest as follows: 25% upon initiation of a Phase 3 trial (the “Trial”); 25% upon database lock of the Trial; 25% upon acceptance for review of an Investigational New Drug Application; and 25% upon approval from the FDA. The options have a 10-year term and an exercise price of $35.60 per share, as retrospectively adjusted for the Reverse Stock Split.

The Rich Employment Agreement is effective for a one-year term, and automatically renews for additional one-year terms, unless terminated in advance of renewal or either party gives notice at least 90 days prior to the end of the then-current term of an intention not to renew. If Dr. Rich is terminated without “cause”, if he terminates his employment for “good reason, or if we elect not to renew the Rich Employment Agreement, Dr. Rich would be entitled to receive (i) one-year of his then current base salary, (ii) a pro-rated amount of the annual bonus that he would have received had 100% of goals been achieved, (iii) acceleration of vesting of all outstanding equity-based compensation awards held by Dr. Rich, and (iv) one-year of COBRA reimbursements or benefits payments, as applicable. Dr. Rich’s entitlement to these payments is conditioned upon execution of a release of claims.

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For purposes of the Rich Employment Agreement: (i) “cause” includes (1) a willful material breach of the Rich Employment Agreement by Dr. Rich, (2) material misappropriation of Company property, (3) material failure to comply with our policies, (4) abuse of illegal drugs or abuse of alcohol in a manner that materially interferes with the performance of his duties, (5) dishonest or illegal action that is materially detrimental to the Company, and (6) failure to disclose material conflicts of interest; and (ii) “good reason” includes (1) a material reduction in base salary, (2) a material reduction of his authority, duties or responsibility, or (3) a material breach of the Rich Employment Agreement by the Company.

Outstanding Equity Awards

The following table provides information about outstanding equity awards held by the NEOs as of December 31, 2022.

Outstanding Equity Awards as of December 31, 2022

	Option Awards
Name and Principal Position	Number of securities underlying unexercised options (Exercisable)		Number of securities underlying unexercised options (Unexercisable)		Option exercise price	Option expiration date
	(#)		(#)		($/Sh)
Christopher T. Giordano	-		10,000	(1)	12.40	6/9/2032
President and Chief Executive Officer	3,125	(2)	9,375		39.40	7/6/2031
Eliot M. Lurier	-		-		-	-
Interim Chief Financial Officer
Stuart Rich	-		5,000	(3)	12.40	6/9/2032
Chief Medical Officer	3,125	(4)	9,375		35.60	1/15/2031

(1)

The option is exercisable as to one-fourth of the shares of common stock underlying the option on each of June 9, 2023, June 9, 2024, June 9, 2025 and June 9, 2026, subject to Mr. Giordano’s continued employment.

(2)

The option is exercisable as to one-fourth of the shares of common stock underlying the option on each of July 6, 2022, July 6, 2023, July 6, 2024 and July 6, 2025, subject to Mr. Giordano’s continued employment.

(3)

The option is exercisable as to one-fourth of the shares of common stock underlying the option on each of June 9, 2023, June 9, 2024, June 9, 2025 and June 9, 2026, subject to Dr. Rich’s continued employment.

(4)

This option award is exercisable in four equal installments, with 25% vesting after the start of a Phase 3 clinical trial, 25% vesting after the database lock with respect to the trial, 25% vesting after the opening of an Investigational New Drug Application with the FDA, and 25% vesting after the approval from the FDA, subject to Dr. Rich’s continued employment.

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Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of our Company for each of the last two completed fiscal years. In determining the “compensation actually paid” to our NEOs, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table. The table below summarizes compensation values both previously reported in our Summary Compensation Table, as well as the adjusted values required in this section for the 2021 and 2022 fiscal years. Note that for our NEOs other than our CEO, or principal executive officer, compensation is reported as an average.

	Christopher T. Giordano (“PEO”)		Anthony A. DiTonno (“Former PEO”)
Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Summary Compensation Table Total for Former PEO (1)	Compensation Actually Paid to Former PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non- PEO NEOs(4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (“TSR”)(5)	Net Income (Loss) (millions)(6)
2022	$667,332	$652,045	--	--	$468,144	$459,992	$11	($11.0)
2021	$860,913	$693,399	$1,059,571	$911,858	$818,315	$817,139	$66	($32.5)

(1)

Represents the amounts of total compensation reported for our PEO and Former PEO for each corresponding year in the “Total” column of the Summary Compensation Table above or the Summary Compensation Table included in our definitive proxy statement filed with the SEC on April 28, 2022, as applicable.

(2)

Represents the amount of “compensation actually paid” to our PEO and Former PEO, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our PEO and Former PEO during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made our PEO and Former PEO’s total compensation for each year to determine the compensation actually paid:

	Year	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Option Awards (a)(b)($)	Equity Award Adjustments (b)($)	Compensation Actually Paid to PEO ($)
Christopher T. Giordano PEO	2022	$667,332	($104,296)	$89,009	$652,045
	2021	$860,913	($581,471)	$413,957	$693,399
Anthony A. DiTonno Former PEO	2022	--	--	--	--
	2021	$1,059,571	($215,455)	$67,742	$911,858

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)

In order to calculate the average compensation “actually paid” to our PEO and Former PEO, we are required under the SEC rules to subtract from the value in the Summary Compensation Table the grant date fair value of equity awards, and add back the following: (i) the year-end fair value of any equity awards in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The amounts deducted or added in calculating the equity award adjustments are as follows:

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	Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($) (i)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($) (ii)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($) (iii)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($) (iv)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($) (v)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($) (vi)	Total Equity Award Adjustments ($)
Christopher T. GiordanoPEO	2022	$101,164	$(12,155)	$0	($0)	$0	$0	$89,009
	2021	$413,957	$(0)	$0	($0)	$0	$0	$413,957
Anthony A. DiTonno Former PEO	2022	--	--	--	--	--	--	--
	2021	$0	$(0)	$240,470	($172,728)	$0	$0	$67,742

(3)

Represents the average of the amounts reported for our NEOs as a group (excluding our PEO and our Former PEO) in each applicable year in the “Total” column of the Summary Compensation Table above or the Summary Compensation Table included in our definitive proxy statement filed with the SEC on April 28, 2022, as applicable, which includes for 2022, Mr. Lurier and Dr. Rich, and for 2021, Messrs. Lurier and Jebsen and Dr. Rich (the “Non-PEO NEOs”).

(4)

Represents the average amount of “compensation actually paid” to the Non-PEO NEOs, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the Non-PEO NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the Non-PEO NEOs for each year to determine the compensation actually paid, using the same methodology described above in Note (2):

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Average Reported Value of Equity Awards ($)	Average Equity Award Adjustments(a) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2022	$468,144	($52,148)	$43,996	$459,992
2021	$818,315	($402,789)	$401,613	$817,139

(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

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Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2022	$50,582	$(6,586)	$0	$0	$0	$0	$43,996
2021	$302,856	$0	$98,757	$0	$0	$0	$401,613

(5)

TSR is cumulative for the measurement periods beginning on December 31, 2020 and ending on December 31 of each of 2022 and 2021, respectively, calculated by dividing the difference between our Company’s share price at the end and the beginning of the measurement period by our company’s share price at the beginning of the measurement period. No dividends were paid in 2021 or 2022.

(6)	The dollar amounts reported represent the amount of net income (loss) reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Income (Loss)

Because we are not a commercial-stage company, we did not have any revenue during the periods presented. Consequently, our Company has not historically looked to net income (loss) as a performance measure for our executive compensation program. In 2021 and 2022, our net income (loss) has decreased, and the compensation actually paid for both our PEO and non-PEO NEOs decreased between 2021 and 2022.

Compensation Actually Paid and Cumulative TSR

As shown in the following graph, the compensation actually paid to our PEO (and Former PEO) and the average amount of compensation actually paid to our Non-PEO NEOs during the periods presented are not directly correlated with TSR. We do utilize several performance measures to align executive compensation with our performance, but those tend not to be financial performance measures, such as TSR. For example, as described in more detail above in the section “Narrative to Summary Compensation Table – Cash Bonuses” part of the compensation our NEOs are eligible to receive consists of annual performance-based cash bonuses which are designed to provide appropriate incentives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals, subject to certain other criteria as described above under “—Employment and Other Contracts.” Additionally, we view stock options, which are an integral part of our executive compensation program, as related to company performance although not directly tied to TSR, because they provide value only if the market price of our common stock increases, and if the executive officer continues in our employment over the vesting period. These stock option awards strongly align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term.

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All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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DIRECTOR COMPENSATION

During the fiscal year ended December 31, 2022, all of our non-employee directors, with the exception of former directors Mr. Boyd and Dr. Maher, were paid the following compensation for service on the Board of Directors and committees according to the policies established for director compensation by the Corporate Governance and Nominating Committee:

•	An annual director fee in each fiscal year of $45,000 ($55,000 for our Chairman of the Board of Directors), which is paid in equal quarterly installments on the first day of each fiscal quarter;
•

An annual Audit and Compliance Committee member fee in each fiscal year of $7,500 ($15,000 for our Audit and Compliance Committee Chair), which is paid in equal quarterly installments on the first day of each fiscal quarter;

•

An annual Compensation Committee member fee in each fiscal year of $5,000 ($10,000 for our Compensation Committee Chair), which is paid in equal quarterly installments on the first day of each fiscal quarter;

•

An annual Corporate Governance and Nominating Committee member fee in each fiscal year of $3,500 ($7,000 for our Corporate Governance and Nominating Committee Chair), which is paid in equal quarterly installments on the first day of each fiscal quarter;

•

An annual grant of 5,000 stock options (6,250 stock options in the initial year), which vest one-year after the grant date and are exercisable for a period of ten years, issued at the date of the annual meeting of stockholders each year; and

•	Reimbursement of travel and related expenses for attending Board of Directors and committee meetings, as incurred.

The following table summarizes the compensation paid to non-employee directors for fiscal year ended December 31, 2022:

Director	Fees Earned or Paid in Cash	Option Awards (1)	Stock Awards	All Other Compensation	Total
	($)	($)	($)	($)	($)
Gerald T. Proehl (Chairman)	78,500	2,607	-	-	81,107
June Almenoff, MD, PhD	59,500	2,607	-	-	62,107
Steven Boyd (2)	-	-	-	-	-
Michael Davidson, MD	57,500	2,607	-	-	60,107
Declan Doogan, MD	48,500	2,607	-	-	51,107
Robyn M. Hunter (3)	65,000	3,259	-	-	68,259
Keith Maher, MD (2)	-	-	-	-	-

(1)

The amounts in this column reflect the aggregate grant date fair value of awards granted during the year computed in accordance with FASB ASC Topic 718, Compensation - Stock Compensation. The assumptions made in determining the fair values of our stock and option awards are set forth in Note F to our Financial Statements for the year ended December 31, 2021, included in our Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 31, 2023. As of December 31, 2022, as retrospectively adjusted for the Reverse Stock Split, our non-employee directors then serving on the Board of Directors held the following stock options: Mr. Proehl, 713; Dr. Almenoff, 563; Dr. Davidson, 563; Dr. Doogan, 563; and Ms. Hunter 313.

(2)

Mr. Boyd and Dr. Maher agreed not to receive compensation for their service as members of the Board of Directors in light of their positions with Armistice Capital, LLC. Mr. Boyd and Dr. Maher resigned from the Board, effective June 10, 2022.

(3)	Ms. Hunter was appointed to the Board of Directors on January 26, 2022.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 13, 2023, the number and percentage of the outstanding shares of common stock that, according to the information supplied to us, were beneficially owned by (i) each person who is currently a director or a director nominee, (ii) our Named Executive Officers, (iii) all current directors and executive officers as a group and (iv) each person who, to our knowledge, is the beneficial owner of more than five percent of the outstanding common stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

Beneficial Owner Name and Address (1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class
Principal Stockholders
Armistice Capital, LLC (3) 510 Madison Avenue, 7th Floor New York, NY 10022	[●]	[●]	%
Officers and Directors
June Almenoff, MD(4)	[●]	*
Michael Davidson, MD (5)	[●]	[●]	%
Declan Doogan, MD (6)	[●]	[●]	%
Christopher T. Giordano (7)	[●]	*
Robyn M. Hunter(8)	[●]	*
Eliot M. Lurier	[●]	*
Gerald T. Proehl (9)	[●]	*
Stuart Rich, MD (10)	[●]	[●]	%
All current officers and directors as a group (8 persons) (11)	[●]	[●]	%

* Less than 1%

(1)	Unless otherwise noted, all addresses are in care of Tenax Therapeutics, Inc. at 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina 27517.
(2)

Based upon [●] shares of common stock outstanding on April 13, 2023. The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the person has sole or shared voting power or investment power and also any shares that the person has the right to acquire within 60 days of April 13, 2023 through the exercise of any stock options, warrants or other rights or the conversion of preferred stock. Any shares that a person has the right to acquire within 60 days are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3)

Armistice Capital, LLC and Armistice Capital Master Fund Ltd. (the “Master Fund”) have voting and dispositive power over [●] shares and [●] shares issuable upon the exercise of warrants. All of the warrants held by the Master Fund are subject to beneficial ownership limitations of either 4.99% or 9.99%, which prohibit the Master Fund from exercising any portion of any warrant to the extent that, following such exercise, the Master Fund’s ownership of the common stock would exceed the relevant beneficial ownership limitation. The beneficial ownership limitations, taken as a whole, cap the Master Fund’s ownership in the common stock at 9.99% of the Company’s outstanding shares, other than to the extent the Master Fund were to acquire additional shares on the open market. Consequently, the Master Fund is not able to exercise all of its warrants due to the aforementioned beneficial ownership limitations, which is reflected in the table above.

(4)	With respect to Dr. Almenoff, includes [●] shares of common stock subject to options that are vested or vesting within 60 days of April 13, 2023.
(5)	With respect to Dr. Davidson, includes [●] shares of common stock subject to options that are vested or vesting within 60 days of April 13, 2023.
(6)	With respect to Dr. Doogan, includes [●] shares of common stock subject to options that are vested or vesting within 60 days of April 13, 2023.
(7)	With respect to Mr. Giordano, consists of [●] shares of common stock subject to options that are vested or vesting within 60 days of April 13, 2023.
(8)	With respect to Ms. Hunter, consists of [●] shares of common stock subject to options that are vested or vesting within 60 days of April 13, 2023.
(9)	With respect to Mr. Proehl, includes [●] shares of common stock subject to options that are vested or vesting within 60 days of April 13, 2022.
(10)

With respect to Dr. Rich, includes (i) [●] shares of common stock subject to options that are vested or vesting within 60 days of April 13, 2023 and (ii) 1,909,585 shares of common stock held by the Andrea Rich 2021 Irrevocable Trust of which Dr. Rich is a co-trustee.

(11)	With respect to all current officers and directors as a group, includes [●] shares of common stock subject to options that are vested or vesting within 60 days of April 13, 2023.

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 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions Policy and Procedures

The Board of Directors has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, in which the amount involved exceeds $120,000 in any fiscal year and a related person had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit and Compliance Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. Notwithstanding anything therein to the contrary, the policy is to be interpreted only in such a manner as to comply with Item 404 of Regulation S-K.

Certain Related Person Transactions

Described below is each transaction occurring since January 1, 2021, and any currently proposed transaction to which we were or are to be a participant, respectively, and in which:

•	The amounts involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years; and

•

Any person (i) who since January 1, 2022 served as a director or executive officer of the Company or any member of such person’s immediate family that had or will have a direct or indirect material interest, other than compensation, termination and change of control arrangements that are described under the section titled “Executive Compensation” or (ii) who, at the time when a transaction in which such person had a direct or indirect material interest occurred or existed, was a beneficial owner of more than 5% of our outstanding common stock or any member of such person’s immediate family.

Each such transaction is approved pursuant to our related transaction policy.

July 2021 Private Placement (the “July 2021 Offering”)

On July 6, 2021, the Company entered into a securities purchase agreement with Armistice Capital, LLC (“Armistice”), a significant stockholder of the Company, pursuant to which the Company sold 238,664 units in a private placement at a purchase price of $41.90 per unit to Armistice. Each unit consisted of (i) one unregistered pre-funded warrant to purchase one share of common stock and (ii) one unregistered warrant to purchase one share of common stock (together with the pre-funded warrants, the “2021 Warrants”). In the aggregate, 477,327 shares of the Company’s common stock are underlying the 2021 Warrants. The aggregate sale price of the Units was approximately $10 million.

Also, on July 6, 2021, and in connection with the July 2021 Offering, the Company entered into a registration rights agreement with Armistice, pursuant to which the Company agreed to register for resale the shares of common stock issuable upon exercise of the 2021 Warrants within 120 days following the effective date of the July 2021 registration rights agreement. Pursuant to the July 2021 registration rights agreement, on August 20, 2021, the Company filed a resale registration statement on Form S-3, which went effective on September 1, 2021.

May 2022 Private Placement (the “May 2022 Offering”)

On May 17, 2022, we entered into a securities purchase agreement with Armistice, pursuant to which we agreed to sell and issue to the investor 529,802 units in a private placement at a purchase price of $15.50 per unit. Each unit consisted of (i) one unregistered pre-funded warrant to purchase one share of our common stock and (ii) one unregistered warrant to purchase one share of common stock, at an exercise price of $12.60 per share with a term of five and a half years, (together with the pre-funded warrants, the “2022 Warrants”). The net proceeds from the May 2022 Offering, after direct offering expenses, were approximately $7.9 million.

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Additionally, in connection with the May 2022 Offering, we entered into a warrant amendment agreement (“Warrant Amendment Agreement”) with Armistice, in consideration for Armistice’s purchase of units in the May 2022 Offering, pursuant to which we agreed to amend certain previously issued warrants held by Armistice.

Also, on May 17, 2022, and in connection with the May 2022 Offering, the Company entered into a registration rights agreement with Armistice, pursuant to which the Company agreed to register for resale the shares of common stock issuable upon exercise of the 2022 Warrants within 120 days following the effective date of the May 2022 registration rights agreement. Pursuant to the May 2022 registration rights agreement, on May 25, 2022, the Company filed a resale registration statement on Form S-3, which went effective on June 3, 2022.

This description of the July 2021 Offering and May 2022 Offering has been retrospectively adjusted for the Prior Reverse Stock Split.

STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at meetings of stockholders only if they comply with the proxy rules established by the SEC and applicable Delaware law. We have not received any stockholder proposals for consideration at our 2023 Annual Meeting of Stockholders.

Under SEC Rule 14a-8, in order for a stockholder proposal to be included in our proxy solicitation materials for the 2024 annual meeting of stockholders, it must be delivered to our principal executive offices located at 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina 27517 by December 30, 2023; however, if the date of the 2024 annual meeting of stockholders is changed by more than 30 days from the date of the first anniversary of the 2023 Annual Meeting, then the deadline is a reasonable time before we begin to print and mail our proxy statement for the 2024 annual meeting of stockholders.

In addition, our bylaws require that we be given advance notice of stockholder nominations for election to the Board of Directors and of other matters that stockholders wish to present for action at an annual meeting of stockholders, other than matters included in our proxy statement. The required notice must be in writing, include the information set forth in the bylaws and be received at our principal executive offices not less than 120 days nor more than 150 days prior to the one-year anniversary of the preceding year’s annual meeting, provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after the one-year anniversary of the preceding year’s annual meeting, a stockholder’s notice must be received not later than the 90th day prior to such annual meeting, or if later, the 10th day following the day on which public disclosure of the date of the annual meeting was first made. In order to comply with the time periods set forth in our bylaws, appropriate notice for the 2024 annual meeting of stockholders would need to be provided to our corporate secretary no earlier than January 11, 2024, and no later than February 10, 2024. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the “universal proxy rules,” stockholders who intend to solicit proxies in support of director nominees at the 2024 annual meeting and who are not nominating directors through proxy access as described below must include the additional information required by Rule 14a-19(b) under the 1934 Act.

Management’s proxy holders for the next annual meeting of stockholders will have discretion to vote proxies given to them on any stockholder proposal of which our Company does not have notice prior to March 14, 2024.

HOUSEHOLDING MATTERS

The SEC has adopted rules that permit companies to deliver a single Notice of Internet Availability or a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. This means that only one copy of the Annual Report, this Proxy Statement and Notice may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of the Annual Report, Notice of Internet Availability, and/or Proxy Statement either now or in the future, please contact our Corporate Secretary by e-mail at Secretary@tenaxthera.com, by mail addressed to Tenax Therapeutics, Inc., Attn: Corporate Secretary, 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina 27517, or by telephone at (919) 855-2100. In addition, stockholders at a shared address who receive multiple Annual Reports, Notices of Internet Availability, or multiple copies of proxy statements may request to receive a single Annual Report, Notice of Internet Availability or a single copy of the proxy statement in the future in the same manner as described above.

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ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC is accessible free of charge on our website at http://www.tenaxthera.com under Investor Relations - SEC Filings. The Annual Report on Form 10-K contains audited balance sheets of our Company as of December 31, 2022 and 2021, and the related statements of operations, changes in stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2022. You can request a copy of our Annual Report on Form 10-K free of charge by e-mail at Secretary@tenaxthera.com, by mail addressed to Tenax Therapeutics, Inc., Attn: Corporate Secretary, 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina 27517, or by telephone at (919) 855-2100. Please include your contact information with the request.

REQUESTS FOR DIRECTIONS TO OUR COMPANY’S ANNUAL MEETING

The 2023 Annual Meeting of Stockholders will be held on June 9, 2023 at the offices of Tenax Therapeutics, Inc. 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina at 9:00 a.m., Eastern Time. Requests for directions to the meeting location may be directed to Tenax Therapeutics, Inc., Attn: Corporate Secretary, 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina 27517.

OTHER MATTERS

We do not know of any additional matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as our Board of Directors recommends.

THE BOARD OF DIRECTORS

Dated: April 28, 2023

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ANNEX A

Tenax Therapeutics, Inc. Reverse Stock Split Amendment

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION, AS AMENDED

OF

TENAX THERAPEUTICS, INC.

The undersigned, for purposes of amending the Certificate of Incorporation, as amended (the “Certificate”), of Tenax Therapeutics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: Article IV of the Certificate is hereby amended by adding the following Section K:

“K. The issued and outstanding Common Stock of the corporation, $0.0001 par value, shall, at 5:00 p.m., Eastern Standard Time, on [●], 202[●] (the “202[●] Effective Time”), be deemed to be “reverse stock split,” and in furtherance thereof, there shall, after the 202[●] Effective Time, be deemed to be issued and outstanding one (1) share of the Common Stock of the Corporation for and instead of each [●] ([●]) shares of the Common Stock of the Corporation issued and outstanding immediately prior to the 202[●] Effective Time. Shares of Common Stock that were outstanding prior to the 202[●] Effective Time and that are not outstanding after the 202[●] Effective Time shall resume the status of authorized but unissued shares of Common Stock. To the extent that any stockholder shall be deemed after the 202[●] Effective Time as a result of this Amendment to own a fractional share of Common Stock, such fractional share shall be deemed to be one whole share.

The reverse stock split shall occur without any further action on the part of the Corporation or the holders of shares of common stock and whether or not certificates representing such holders’ shares prior to the Reverse Split are surrendered for cancellation. Each stock certificate that, immediately prior to the 202[●] Effective Time, represented shares of Common Stock shall, after the 202[●] Effective Time, represent that number of whole shares of Common Stock into which the shares of Common Stock represented by such certificate shall have been reclassified (as well as the right to receive a whole share in lieu of any fractional shares of Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of Common Stock prior to the 202[●] Effective Time shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of Common Stock into which the shares of Common Stock represented by such certificate shall have been reclassified, as well as any whole share in lieu of fractional shares of Common Stock to which such holder may be entitled pursuant to the immediately preceding paragraph.”

SECOND: Except as expressly amended herein, all provisions of the Certificate filed with the Office of the Secretary of State of the State of Delaware on April 17, 2008, and amended on November 4, 2009, May 10, 2013, September 8, 2014, February 22, 2018 and January 3, 2023, shall remain in full force and effect.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the Corporation’s number of shares of authorized capital stock of all classes, and the par value thereof, shall not be changed or affected under or by reason of said amendment.

FIFTH: That said amendment shall be effective at 5:00 p.m., Eastern Standard Time, on [●], 202[●].

 IN WITNESS WHEREOF, the undersigned, being a duly authorized officer of the Corporation, does hereby execute this Certificate of Amendment to the Certificate of Incorporation, as amended, this [●] day of [●], 202[●].

TENAX THERAPEUTICS, INC.

By:
Name:
Title:

A-1

ANNEX B

AMENDMENT NO. 1 TO THE

TENAX THERAPEUTICS, INC. 2022 STOCK INCENTIVE PLAN

WHEREAS, Tenax Therapeutics, Inc. (the “Company”), maintains the 2022 Stock Incentive Plan (the “Plan”); and

WHEREAS, pursuant and subject to Section 16(a) of the Plan, the board of directors of the Company (the “Board”) is authorized to amend the Plan, subject to the approval of the Company’s stockholders; and;

WHEREAS, the Board deems it to be in the best interests of the Company to amend, and to submit for stockholder approval at the next annual meeting of stockholders of the Company, the amendment of the Plan as set forth below.

NOW, THEREFORE, in accordance with the provisions of Section 16(a) of the Plan and conditioned upon the receipt of stockholder approval as described therein, the Plan is hereby amended in the following respects:

 1. Section 3(a) of the Plan is deleted in its entirety and the following substituted in lieu thereof:

“(a) Subject to adjustment as described in Section 13 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards is the sum of (i) 2,805,000 Shares, (ii) the number of Shares remaining available for grant under the Prior Plan as of the Effective Date, and (iii) the number of Shares underlying any award granted under the Prior Plan that expires, terminates, or is canceled or forfeited under the terms of the Prior Plan without such Shares having been issued. The Shares may be authorized, but unissued, or reacquired Common Stock.”

2.  Except as herein amended, the terms and provisions of the Plan shall remain in full force and effect as originally adopted and approved.

IN WITNESS WHEREOF, the undersigned officer of the Company attests that the foregoing Amendment of the Tenax Therapeutics, Inc. 2022 Stock Incentive Plan was adopted by the Board on March 16, 2023, and approved by the Company’s shareholders on June [●], 2023.

TENAX THERAPEUTICS, INC.

By:
Name:
Title:

B-1

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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02 0000000000

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01) June Almenoff, MD, PhD 02) Michael Davidson, MD 03) Declan Doogan, MD 04) Christopher T. Giordano 05) Robyn M. Hunter
06) Gerald T. Proehl 07) Stuart Rich, MD

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

NOTE: In its discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) on this Proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

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0000609579_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, and Annual Report are available at www.proxyvote.com

TENAX THERAPEUTICS, INC.
Annual Meeting of Stockholders
June 9, 2023 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned stockholder of Tenax Therapeutics, Inc. acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 28, 2023. The undersigned stockholder of Tenax Therapeutics, Inc. hereby appoints Christopher T. Giordano and Eliot M. Lurier, or either of them, as proxies, each with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Tenax Therapeutics, Inc. held of record by the undersigned on April 13, 2023, at the Annual Meeting of Stockholders to be held on Friday, June 9, 2023 at 9:00 a.m., local time, at the offices of Tenax Therapeutics, Inc. located at 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina 27517, or at any adjournment or postponement thereof. The undersigned hereby revokes all prior proxies.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000609579_2 R1.0.0.6

Continued and to be signed on reverse side